Copyright © 2025 American International Group, Inc. All rights reserved.

Cautionary Note Regarding Forward-Looking Statements Certain statements in this presentation and other publicly available documents may include, and members of management may from time to time make and discuss, statements which, to the extent they are not statements of historical or present fact, may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. These forward- looking statements are intended to provide management’s current expectations or plans for future operating and financial performance, based on assumptions currently believed to be valid and accurate. There can be no assurance that future developments affecting us will be those anticipated by management. Forward-looking statements include, without limitation, all matters that are not historical facts. Forward-looking statements are often preceded by, followed by or include words such as “will,” “believe,” “anticipate,” “expect,” “expectations,” “intend,” “plan,” “strategy,” “prospects,” “project,” “anticipate,” “should,” “guidance,” “outlook,” “confident,” “focused on achieving,” “view,” “target,” “goal,” “estimate” and other words of similar meaning in connection with a discussion of future operating or financial performance. These statements may include, among other things, projections, goals and assumptions that relate to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expense reduction efforts, the outcome of contingencies such as legal proceedings, anticipated organizational, business or regulatory changes, the effect of catastrophic events, both natural and man-made, and macroeconomic and/or geopolitical events, anticipated dispositions, monetization and/or acquisitions of businesses or assets, the successful integration of acquired businesses, management succession and retention plans, exposure to risk, trends in operations and financial results, and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results and financial condition to differ, possibly materially, from the results and financial condition expressed or implied in the forward-looking statements. Factors that could cause actual results to differ, possibly materially, from those in specific projections, targets, goals, plans, assumptions and other forward-looking statements include, without limitation: the impact of adverse developments affecting economic conditions in the markets in which we operate in the U.S. and globally, including financial market conditions, macroeconomic trends, fluctuations in interest rates and foreign currency exchange rates, inflationary pressures, including social inflation, pressures on the commercial real estate market, and an economic slowdown or recession and geopolitical events or conflicts; the occurrence of catastrophic events, both natural and man-made, which may be exacerbated by the effects of climate change; disruptions in the availability or accessibility of our or a third party’s information technology systems, including hardware and software, infrastructure or networks, and the inability to safeguard the confidentiality and integrity of customer, employee or company data due to cyberattacks, data security breaches or infrastructure vulnerabilities; our ability to effectively implement technological advancements, including the use of artificial intelligence (AI), and respond to competitors' AI and other technology initiatives; the effects of changes in laws and regulations, including those relating to privacy, data protection, cybersecurity and AI, and the regulation of insurance, in the U.S. and other countries in which we operate; our ability to successfully dispose of, monetize and/or acquire businesses or assets or successfully integrate acquired businesses, and the anticipated benefits thereof; concentrations in our investment portfolios, including our continuing equity market exposure to Corebridge Financial, Inc. ; our reliance on third-party investment managers; changes in the valuation of our investments; our reliance on third parties to provide certain business and administrative services; availability of adequate reinsurance or access to reinsurance on acceptable terms; our ability to adequately assess risk and estimate related losses as well as the effectiveness of our enterprise risk management policies and procedures; changes in judgments or assumptions concerning insurance underwriting and insurance liabilities; concentrations of our insurance, reinsurance and other risk exposures; nonperformance or defaults by counterparties; the effectiveness of strategies to retain and recruit key personnel and to implement effective succession plans; difficulty in marketing and distributing products through current and future distribution channels; actions by rating agencies with respect to our credit and financial strength ratings as well as those of its businesses and subsidiaries; changes in judgments concerning the recognition of deferred tax assets and the impairment of goodwill; our ability to address evolving global stakeholder expectations and regulatory requirements with respect to environmental, social and governance matters; the effects of sanctions and the failure to comply with those sanctions; our ability to effectively implement restructuring initiatives and potential cost-savings opportunities; changes to sources of or access to liquidity; changes in accounting principles and financial reporting requirements or their applicability to us; changes to tax laws in the U.S. and other countries in which we operate; the outcome of significant legal, regulatory or governmental proceedings; our ability to effectively execute on sustainability targets and standards; the impact of epidemics, pandemics and other public health crises and responses thereto; and such other factors discussed in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A) in AIG’s Annual Report on Form 10-K for the year ended December 31, 2024 (filed with the Securities and Exchange Commission (SEC) on February 13, 2025) and our other filings with the SEC. Forward-looking statements speak only as of the date of this presentation or in the case of any document incorporated by reference, the date of that document. AIG is not under any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Additional information as to factors that may cause actual results to differ materially from those expressed or implied in any forward- looking statements is disclosed from time to time in our filings with the SEC. 2

Non-GAAP Financial Measures This presentation and the remarks made orally may contain certain financial measures not calculated in accordance with generally accepted accounting principles (non-GAAP). Reconciliations of non-GAAP information to GAAP for measures noted within in accordance with Regulation G are included in the appendix to this presentation. Additional reconciliations of such measures to the most comparable GAAP measures are included in Fourth Quarter 2024 Financial Supplement and company’s SEC filings available in the Investor Information section of AIG’s corporate website, www.aig.com. Metrics Reported on Comparable Basis This presentation and the remarks made orally related to General Insurance results, including key metrics such as Net Premiums Written, Net Premiums Earned, Losses and loss adjustment expense incurred, underwriting income, margin and underwriting leverage, are presented on a comparable basis, which reflects year- over-year comparison adjusted for the sale of Crop Risk Services and the sale of Validus Re, as applicable. We believe this presentation provides the most useful view of our results and the go forward business in light of the substantial changes to the portfolio since 2023. Please refer to the appendix for reconciliations of the metrics reported on comparable basis. 3

4

5

Unprecedented Turnaround with Unparalleled Opportunity 6

Accelerating Tomorrow Operating EPS CAGR 20%+ Core Operating ROE 10% - 13% GI Expense Ratio <30% Dividends Per Share CAGR 10%+ (2025-2026) PERFORMANCE METRICS 2025 - 2027F1 For footnote(s), see appendix 7

Revived our brand through underwriting and operational excellence Reinsurance strategy: You have to know what you're doing Overview of our global businesses Exhibited operational excellence as a core competency GenAI: Unlocking unparalleled opportunity Relentlessly driving top-quartile financial performance I II III IV V VI 8

II Revived our brand through underwriting and operational excellence I 9

North America Commercial $8.5B U.K. $4.4B Japan $2.9B #1 Foreign P&C Insurer1 APAC $2.2B EMEA $3.5B 21 countries Global Platform – Three Diverse Operating Segments 2024 NET PREMIUMS WRITTEN (NPW) BY SEGMENT $24B Pins represent 4 Distribution Hubs in London, Singapore, Dubai and Miami and AIG's Joint Venture with Tata Group. GLOBAL FOOTPRINT 35% | $8.4B International Commercial 30% | $7.1B Global Personal 35% | $8.5B North America Commercial More than 200 countries and jurisdictions AIG since 20172 3,100 67% new Underwriters 80% New Top 100 Leaders 100% New Executive Leadership 4,200 45% new Claims professionals For footnote(s), see appendix 10

48%Our Businesses at a Glance 2024 NET PREMIUMS WRITTEN (NPW) $24B 22% 30% Retail Property Financial Lines Retail Casualty Glatfelter, Programs and Captives Global Specialty Lexington Talbot-Special ty High Net Worth Auto & Home- owners W arr anty Global A&H For footnote(s), see appendix 11

38% 83% 121% 114% 39% 75% 38% 65% 103% 38% 70% 108% 33% 60% 93% 36% 60% 96% 34% 59% 93% 36% 63% 99% 2018 2019 2020 2021 2022 2023 20242017 Loss Ratio Fully Loaded Expense Ratio2 28 points of Combined Ratio Improvement since 2017 Calendar Year Combined Ratio (%)1 Significant Multi-Year Improvement Across Both Loss and Expense Ratios For footnote(s), see appendix 12

Substantial Combined Ratio Improvement Calendar Year Combined Ratio (%)1 2017 2019 202120202018 AIG 103% 99% 96% 93%93% 121% Industry Avg2 98% 96% 101%102% 99% 103% Peer Avg3 96% 94% 94% 96%96% 99% 2022 2023 2024 CONSISTENT OUTPERFORMANCE Peer Top Quartile 95% 91% 94% 96% 93%93% For footnote(s), see appendix 13

(683) (2,598) (5,448) (3,130) (2,987) (373) (730) (4,126) (5,605) (4,481) (2,911) 95 (919) 1,048 1,806 1,938 1,917 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2008 – 20182 $33B underwriting loss Very strong and consistent underwriting profitability Unprecedented Improvement in Underwriting Profitability1 For footnote(s), see appendix 14

Historic Limit Reduction with NPW Growth Global Commercial Gross Limit ($T) vs. Global Commercial Net Premiums Written ($B) 2018 2019 2020 2021 2022 2023 2024 $14.8 $16.8 $13.1 $13.1 $15.0 $15.2 $15.8 $2.7 Trillion $1.4 Trillion Global Commercial Gross Limit ($T) Global Commercial NPW1 ($B) For footnote(s), see appendix 15

AIG CATASTROPHE LOSSES AND REINSTATEMENT PREMIUMS RATIO1 AIG CAT LOSS2 AS % OF INDUSTRY INSURED LOSSES FROM NATURAL DISASTERS3 Significantly Reduced Volatility from Property Catastrophe Losses 16% 10% 4% 10% 5% 5% 4% 5% 0 0.02 0.04 0.06 0.08 0.1 0.12 0.14 0.16 0.18 2017 2018 2019 2020 2021 2022 2023 20244 134 90 71 97 130 132 118 145 0% 1% 2% 3% 4% 5% 0 50 100 150 2017 2018 2019 2020 2021 2022 2023 2024 A IG S H A RE (% ) IN D U S TR Y I N S U R E D L O S S E S ( N O M IN A L $ B ) Industry Insured Losses (Nominal $B) AIG Share (%)5 4 For footnote(s), see appendix 16

119 74 17 25 30 78 480 134 82 108 166 113 96 29 33 37 628 219 132 143 233 201 96 2018 2019 2020 2021 2022 2023 2024 11 10 Dramatic Reduction in Severe Losses1 from Underwriting and Reinsurance Application North America Commercial ex. Validus International Commercial Global Personal Insurance 2.3% 0.9% 0.6% 0.6% 1.1% 0.9% 0.4% Loss Ratio Points Severe losses – 5-year average decreased by 70%2 For footnote(s), see appendix 10 17

Reinsurance strategy: You have to know what you're doing II 18

AIG’s Reinsurance Philosophy is Designed to Reduce Volatility and Optimize Our Long-Term Position R E I N S U R A N C E B U Y I N G P R I N C I P L E S Financial Impact Volatility Reduction Gross Underwriting Strategy Enterprise Net Underwriting Strategy Long-Term Approach to Buying Balance Sheet Protection 19

Reinsurance Strategy Enhances the Quality of Underwriting Earnings



PROBABILITY
Net of
Reinsurance
Greater certainty around
reduced expected losses
Gross
INCURRED LOSSES
PROBABILITY
Gross
90% less chance of aggregate losses
being $20B+
$20B
INCURRED LOSSES
Reduced probability of
extreme loss events

Note: Figure illustrative based on AIG Enterprise Underwriting Model enhanced for scale

20

North America CAT Occurrence Japan CAT Occurrence Rest of World CAT Occurrence Commercial Property Risk (non-CAT) $1,500M $500M $25M $600M $675M $200M $125M No Purchase 100% Retained U.S. Casualty International Casualty PROPERTY CAT OCCURENCE & PROPERTY RISK1 2017 VS. 2025 CASUALTY2 2017 VS. 2025 $160M $12M $15M No Purchase 100% Retained Net Retention Reductions are Massive from 2017 2017 20252017 no purchase and/or 100% retained For footnote(s), see appendix Ja n T ccurr n Rest of World CAT Occurrence i rty i (non- T) North America CAT Occurrence Commercial 21

1.7 1.9 1.9 2.5 5.0 0.5 0.6 0.7 0.8 1.5 1.9 3.2 4.4 6.3 8.9 1.0 1.8 2.5 3.5 5.1 1-in-10 1-in-25 1-in-50 1-in-100 1-in-250 USD $B Gross Reinsurance Impact Return Period (years) Gross: -46% Net: -70% Gross: -43% Net: -67% Gross: -43% Net: -64% Gross: -45% Net: -70% Gross: -43% Net: -70% Property Catastrophe Loss Occurrence Distributions – Worldwide All Perils1 2017 2025 1-in-10 1-in-25 1-in-50 1-in-100 1-in-250 For footnote(s), see appendix 22

US & Canada Core Casualty QS Placed: 20% $25M $75M AIG Retention US & Canada Casualty XOL $10M xs $15M Placed: 80% AIG Retention $15M Global Casualty XOL Section B: US & Canada $50M xs $25M Placed: 100% $100M Global Casualty XOL Section A: International $85M xs $15M Placed: 100% 2025 Global Casualty Program1 For footnote(s), see appendix 23

0 100 200 300 400 500 600 700 800 5 10 25 50 100 200 250 500 1000 A G G R E G A T E L O S S E S ( $ M ) R E T U R N P E R I O D $10M xs $15M US & Canada Aggregate Available - $320M $85M xs $15M International Aggregate Available - $765M $50M xs $25M US & Canada Aggregate Available - $525M Casualty Reinstateable Limits Designed to Withstand Vertical Loss and Extreme Tail Scenarios1 1 - I N - 2 5 0 R E T U R N P E R I O D $85M xs $15M aggregate remaining: 53% $50M xs $25M aggregate remaining: 65% $10M xs $15M aggregate remaining: 48% R E T U R N P E R I O D A G G R E G A TE L O S S E S ( $ M ) For footnote(s), see appendix 24

$12.5M $11.2M $12.3M $11.3M $11.6M $12.0M 20% 254% 0 12,500,000 25,000,000 37,500,000 50,000,000 62,500,000 75,000,000 0% 50% 100% 150% 200% 250% 300% 2019 2020 2021 2022 2023 2024 I N D E X ( 2 0 1 9 = 1 0 0% ) North America Excess Casualty Total Exposed Net Limit1 Net Retention Total Exposed Limit xs $25M Cumulative RateNet Premiums Written 100% Total limits reduced by 80% $243M $178M $418M $421M $392M $474M For footnote(s), see appendix 25

Overview of our global businessesIII 26

North America Commercial: Diversified, High-Quality Business Retail 55% Wholesale 23% Glatfelter, Programs, Captives 22% Large Commercial 45% Middle Market and Small Commercial 55% Large Commercial: Clients with a total revenue of $1B+ Middle Market and Small Commercial Clients with a total revenue of less than $1B Lexington 29% Retail Casualty 24% Financial Lines 21% Glatfelter, Programs, Captives 16% Retail Property 10% RETAIL PROPERTY Market leading capabilities with a multi segment strategy LEXINGTON AIG’s Company for accessing Excess & Surplus (E&S) Lines RETAIL CASUALTY Leaders with a multi-product offering, including Primary and Excess FINANCIAL LINES Leads the industry on market intelligence, rate discipline, innovation and product offerings SEGMENT BUSINESS 2024 NPW | $8.5B DISTRIBUTION GLATFELTER, PROGRAMS, CAPTIVE SOLUTIONS Glatfelter: Wholly-owned specialty program manager and insurer Programs: Delegated Underwriting authority market leader Captive Solutions: Capabilities across all stages of a captive's lifecycle 27

74.7% 72.9% 66.1% 61.9% 61.3% 61.7% 4.6% 16.7% 9.9% 7.3% 6.3% 9.7% 1.0% -2.5% 5.0% 0.2% -4.8% -1.5% 28.3% 28.1% 28.0% 27.2% 25.9% 24.6% 108.6% 115.2% 109.0% 96.6% 88.7% 94.5% 2019 2020 2021 2022 2023 2024 North America Commercial: Strong Premium Growth and Significant Combined Ratio Improvement CALENDAR YEAR COMBINED RATIO 2NET PREMIUMS WRITTEN 1 ($B) ACCIDENT YEAR COMBINED RATIO (ADJ. ) 2 PYDAYLR (Adj.) CATAYLR (Adj.) Expense Ratio 2019 2020 2021 2023 2024 6.3 6.3 7.0 7.4 7.7 8.5 2019 2020 2021 2022 2023 2024 74.7% 72.9% 66.1% 61.9% 61.3% 61.7% 28.3% 28.1% 28.0% 27.2% 25.9% 24.6% 103.0% 101.0% 94.1% 89.1% 87.2% 86.3% 2019 2020 2021 2022 2023 2024 2022 2019 2020 2021 2023 20242022 2019 2020 2021 2023 20242022 Expense Ratio +6% CAGR . 66.1% 61.9% 61.3% 61.7% 28.3% 28.1% 28.0% 27.2% 25.9% 24.6% 4.6% 16.7% 9.9% 7.3% 6.3% 9.7% 0.7% - .5% 5.0% 0.2% -4.8% -1.5 108.3% 115.2% 109.0% 96.6% 88.7 94.5% -16.7% points -13.8% points For footnote(s), see appendix 28

NEW BUSINESS ($B) 2024 NEW BUSINESS1 Targeted for best risk-adjusted returns North America Commercial: Strong New Business Growth for Stronger Risk-Adjusted Returns 1.7 1.6 2.1 1.9 2.1 2.4 2019 2020 2021 2022 2023 2024 Lexington Property Lexington Casualty Retail Property $525M $300M $230M +7% CAGR For footnote(s), see appendix 29

Excess and Surplus Lines Industry Growth Direct Premiums Written ($B): Total E&S Industry (incl. Lloyd’s) 7% 8% 9% 10% 11% 12% 13% 14% 19% 22% 23% 26% 29% 29% Lexington NPW as a % of AIG NA Commercial1 % Non-Admitted lines of Total Industry DPW2 Non-Admitted Lines Industry DPW Excess & Surplus projected growth3 10% CAGR F F F For footnote(s), see appendix 30

$1.7 $2.0 $2.2 $2.3 $2.7 $2.8 $3.1 30K 300K 0 50 100 150 200 250 300 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 2018 2019 2020 2021 2022 2023 2024 Lexington: Exponential Growth in Submission Activity GPW Submissions 10x Gross Premiums Written ($B) Note: Submissions exclude Western World. 31

International Commercial: Diversified, High-Quality Business Large Commercial: Clients with a Total Revenue of $1B+ Middle Market and Small Commercial : Clients with a Total Revenue under $1B SEGMENT DISTRIBUTIONGlobal Brokers 46% Inter- national brokers 10% Domestic Brokers 22% Agents 8% Partnerships 14% Large Commercial 56% Middle Market and Small Commercial 44%% TALBOT AT LLOYD’S Top Lloyd's Managing Agent with three syndicates under management PROPERTY High-quality portfolio with reduced exposures GLOBAL SPECIALTY A leading worldwide specialty insurer FINANCIAL LINES Leaders in all our markets with the largest global portfolio CASUALTY Leaders in primary and excess lines Geographically diverse Global Specialty 27% Talbot 11% Financial Lines 25% Property 18% Casualty 19% BUSINESS 2024 NPW | $8.4B For footnote(s), see appendix 32

International Commercial: Outstanding Portfolio, Delivered Strong Growth and Excellent Combined Ratios NET PREMIUMS WRITTEN 1 ($B) ACCIDENT YEAR COMBINED RATIO (ADJ. ) 2 AYLR (Adj.) 2019 2020 2021 2023 20242022 2019 2020 2021 2023 20242022 Expense Ratio 59.9% 37.7% 56.6% 36.9% 55.7% 35.2% 52.6% 33.0% 52.8% 30.7% 52.9% 31.3% 97.6% 93.5% 90.9% 85.6% 83.5% 84.2% 6.4 6.4 7.3 7.7 8.1 8.4 74.7% 72.9% 66.1% 61.9% 61.3% 61.7% 4.6% 16.7% 9.9% 7.3% 6.3% 9.7% 1.0% -2.5% 5.0% 0.2% -4.8% -1.5% 28.3% 28.1% 28.0% 27.2% 25.9% 24.6% 108.6% 115.2% 109.0% 96.6% 88.7% 94.5% 2019 2020 2021 2022 2023 2024 CALENDAR YEAR COMBINED RATIO 2 PYDAYLR (Adj.) CATExpense Ratio 2019 2020 2021 2023 20242022 59.9 56 6 55.7% 52.6% 52.8% 52.9% 37.7% 36.9% 35.2% 33.0% 30.7% 31.3% 3.3% 8.4% 2.9% 4.9% 3.8% 2.9% 1.7% -0.2% .9% 3.2% -1.6% - .0 100.7% 103.8% 97.0% 88.9 89.0% 86.1 -14.6% points -13.4% points+6% CAGR For footnote(s), see appendix 33

NEW BUSINESS1 ($B) 2024 NEW BUSINESS2 Targeted for best risk-adjusted returns International Commercial: Strong New Business 2019 2020 2021 2022 2023 2024 1.7 1.5 1.8 1.9 2.1 2.1 Global Specialty CasualtyTalbot $715M $280M $300M +4% CAGR For footnote(s), see appendix 34

Global Personal Insurance: High-Potential Business Warranty & Services 10% Accident & Health 35% High Net Worth 16% Auto & Home 29% North America 29% APAC 15% UK 3%LAC 3% Japan 32% EMEA 18% GEOGRAPHIC FOOTPRINT 2024 NPW |$7.1B PRODUCT MIX1 Travel 10% 2024 NPW |$7.1B For footnote(s), see appendix 35

Global Personal Insurance: Scale Business, with Significant Opportunity to Improve Underwriting Margin CALENDAR YEAR COMBINED RATIO 2NET PREMIUMS WRITTEN 1 ($B) ACCIDENT YEAR COMBINED RATIO (ADJ. ) 2 AYLR (Adj.) Expense Ratio 2020 2021 2022 2023 2024 2020 2021 2022 2023 2024 20242020 2021 20232022 6.3 6.5 6.3 6.9 7.1 54.0% 45.4% 54.3% 44.5% 55.5% 47.4% 54.5% 46.4% 53.7% 45.1% 99.4% 98.8% 102.9% 100.9% 98.8% 0.6% 2.7% -8.4% -3.8% -1.8% 2.0% -1.6% 5.0% 105.0% 93.1% 101.4% 101.7% 99.2% 2.6% +3% CAGR -0.6% points -5.8% points PYDAYLR (Adj.) CATExpense Ratio 45.4% 44.5% 2.3% 47.4% 46.4% 45.1% 54.3% 55.5% 54.5%54.0% 53.7% For footnote(s), see appendix 36

Exhibited operational excellence as a core competency IV 37

AIG 200 Established a Culture and Foundation of Operational Excellence Key Accomplishments IT Operating Model IT Modernization Procurement Standards Operations Finance Real Estate Private Client Group Standard Commercial Underwriting Platform AIG 200 CORE PRIORITY AREAS Achieved $1 billion in run-rate savings with a 1.3x Cost To Achieve Invested $500 million to digitize commercial underwriting platform Reshaped our operational infrastructure and upskilled talent Scaled our public cloud adoption from 20% to 80% in 2 years Eliminated 1,200 legacy applications, a 30% reduction Modernized our data and document foundation 38

Divested Businesses That Were Not Core and Eliminated Significant Costs For footnote(s), see appendix Key Accomplishments2 STRATEGIC DIVESTITURES1 Transferred 13,000 full-time employees, $1.1B of cost reduction Eliminated $250M of stranded costs Sold legacy data centers for over $100M, reducing our annual costs by $25M Reduced our real estate footprint by 40% 39

Key Accomplishments $700 $625 $350 $1,300 As Part of AIG Next, We Reduced Costs While Weaving the Company Together PARENT COMPANY EXPENSE1 ($M) 2019 2023 2024 ($275) 2025F2 $300 $1,000 CRBG AIG Next ActionsAIG –44% $1,000 $300 For footnote(s), see appendix Executing transformation with over $500M+ exit run rate savings Implemented a lean parent company of $350M, realizing our target operating structure Introduced US voluntary retirement program to accelerate structural changes Enabled future investment in GenAI, underwriting and claims capabilities 40

GenAI: Unlocking unparalleled opportunityV 41

Accelerating the End-to-End Underwriting Process by 2X – 5X Using GenAI

BROKER & AGENT SUBMISSIONS

Data Ingestion

- Heterogeneous submission data
- Existing AIG data
- Reliable 3rd party sources (30 approved)



Large Language Models

- Document classification and data extraction
- Prioritize target risk characteristics
- Data augmentation and learning with source



Underwriting

- Assemble 125+ data elements for the "perfect" underwriting submission
- UW decision and data extraction consistency
- Culture shift drives 2X - 5X or more



Portfolio Optimization

- Large scale simulations define the optimal portfolio
- Reprioritization back to UW to enable diversification



Capital Allocation

- Performance modeling of risk-adjusted returns
- Identify risk classes and segments expected to yield/exceed target returns



ENABLERS[1]

Data Ingestion	Large Language Models	Underwriting	Portfolio Optimization	Capital Allocation
Palantir	ANTHROP\C	AIG	Palantir	AIG

For footnote(s), see appendix

42

Accelerating the End-to-End Underwriting Process by 2X – 5X Using GenAI

BROKER & AGENT SUBMISSIONS

Data Ingestion

- Heterogeneous submission data
- Existing AIG data
- Reliable 3rd party sources (30 approved)



Large Language Models

- Document classification and data extraction
- Prioritize target risk characteristics
- Data augmentation and learning with source



Underwriting

- Assemble 125+ data elements for the "perfect" underwriting submission
- UW decision and data extraction consistency
- Culture shift drives 2X - 5X or more



Portfolio Optimization

- Large scale simulations define the optimal portfolio
- Reprioritization back to UW to enable diversification



Capital Allocation

- Performance modeling of risk-adjusted returns
- Identify risk classes and segments expected to yield/exceed target returns



ENABLERS[1]

Data Ingestion	Large Language Models	Underwriting	Portfolio Optimization	Capital Allocation
Palantir	ANTHROPIC	AIG	Palantir	AIG

For footnote(s), see appendix

43

Accelerating the End-to-End Underwriting Process by 2X – 5X Using GenAI

BROKER & AGENT SUBMISSIONS

Data Ingestion

- Heterogeneous submission data
- Existing AIG data
- Reliable 3rd party sources (30 approved)



Large Language Models

- Document classification and data extraction
- Prioritize target risk characteristics
- Data augmentation and learning with source



Underwriting

- Assemble 125+ data elements for the "perfect" underwriting submission
- UW decision and data extraction consistency
- Culture shift drives 2X - 5X or more



Portfolio Optimization

- Large scale simulations define the optimal portfolio
- Reprioritization back to UW to enable diversification



Capital Allocation

- Performance modeling of risk-adjusted returns
- Identify risk classes and segments expected to yield/exceed target returns



ENABLERS[1]

Data Ingestion	Large Language Models	Underwriting	Portfolio Optimization	Capital Allocation
Palantir	ANTHROP\C	AIG	Palantir	AIG

For footnote(s), see appendix

44

Accelerating the End-to-End Underwriting Process by 2X – 5X Using GenAI

BROKER & AGENT SUBMISSIONS

Data Ingestion

- Heterogeneous submission data
- Existing AIG data
- Reliable 3rd party sources (30 approved)



Large Language Models

- Document classification and data extraction
- Prioritize target risk characteristics
- Data augmentation and learning with source



Underwriting

- Assemble 125+ data elements for the "perfect" underwriting submission
- UW decision and data extraction consistency
- Culture shift drives 2X - 5X or more



Portfolio Optimization

- Large scale simulations define the optimal portfolio
- Reprioritization back to UW to enable diversification



Capital Allocation

- Performance modeling of risk-adjusted returns
- Identify risk classes and segments expected to yield/exceed target returns



ENABLERS[1]

Data Ingestion	Large Language Models	Underwriting	Portfolio Optimization	Capital Allocation
Palantir	ANTHROPIC	AIG	Palantir	AIG

For footnote(s), see appendix

45

Accelerating the End-to-End Underwriting Process by 2X – 5X Using GenAI

BROKER & AGENT SUBMISSIONS

Data Ingestion

- Heterogeneous submission data
- Existing AIG data
- Reliable 3rd party sources (30 approved)



Large Language Models

- Document classification and data extraction
- Prioritize target risk characteristics
- Data augmentation and learning with source



Underwriting

- Assemble 125+ data elements for the "perfect" underwriting submission
- UW decision and data extraction consistency
- Culture shift drives 2X - 5X or more



Portfolio Optimization

- Large scale simulations define the optimal portfolio
- Reprioritization back to UW to enable diversification



0.014
0.012
0.01
0.008
0.006
0.004
0.002
0
0
200
400
600
800

Capital Allocation

- Performance modeling of risk-adjusted returns
- Identify risk classes and segments expected to yield/exceed target returns



ENABLERS[1]

Data Ingestion	Large Language Models	Underwriting	Portfolio Optimization	Capital Allocation
Palantir	ANTHROP\C	AIG	Palantir	AIG

For footnote(s), see appendix

46

Lexington: Exponential Growth in Submission Activity 50 56 66 83 98 115 135 7% 8% 9% 10% 11% 12% 13%14% 19% 22% 23% 26% 29% 29% -30% -20% -10% 0% 10% 20% 30% 0 20 40 60 80 100 120 140 160 180 200 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 Excess & Surplus projected growth3 DIRECT PREMIUMS WRITTEN ($B): TOTAL E&S INDUSTRY (INCLUDING LLOYD’S) LEXINGTON GROSS PREMIUMS WRITTEN ($B) $1.7 $2.0 $2.2 $2.3 $2.7 $2.8 $3.1 30K 300K 2018 2019 2020 2021 2022 2023 2024 GPW Submissions Lexington NPW as a % of AIG NA Commercial1 Non-Admitted Lines Industry DPW % Non-Admitted lines of Total Industry DPW2 10x 7% 8% 9% 10% 11% 12% 13% 14% 19% 22% 23% 26% 29% 29% 10% CAGR F F F For footnote(s), see appendix. Note: Submissions exclude Western World. 47

New Technology Expected to Turbocharge Growth Challenge and Resilience (2015 – 2020) Strategic Turnaround (2020 – 2025) Revolutionizing AIG’s capabilities (2025 – 2030) Without adoption of tech 10%+ CAGR 20%+ CAGR 1 With end-to -end adoptio n of tech advancements Tomorrow's increase will be driven by technology advancements 2018 2025 2030F Today's increase from 2018 is due to E&S market growth and Lexington reposition For footnote(s), see appendix. 48

New Technology Expected to Turbocharge Growth 30,000 2018 1,300 (4%) $0.3B 260,000 NEW BUSINESS SUBMISSIONS BIND/SUBMIT NEW BUSINESS PREMIUM AVERAGE NEW PREMIUM For footnote(s), see appendix. Note: Excludes Western World. 49

New Technology Expected to Turbocharge Growth 30,000 2018 1,300 (4%) $0.3B 260,000 NEW BUSINESS SUBMISSIONS BIND/SUBMIT NEW BUSINESS PREMIUM AVERAGE NEW PREMIUM 300,000 2024 6,700 (2%) $1B 140,000 NEW BUSINESS SUBMISSIONS BIND/SUBMIT NEW BUSINESS PREMIUM AVERAGE NEW PREMIUM For footnote(s), see appendix. Note: Excludes Western World. 50

New Technology Expected to Turbocharge Growth 30,000 2018 1,300 (4%) $0.3B 260,000 NEW BUSINESS SUBMISSIONS BIND/SUBMIT NEW BUSINESS PREMIUM AVERAGE NEW PREMIUM 300,000 2024 6,700 (2%) $1B 140,000 NEW BUSINESS SUBMISSIONS BIND/SUBMIT NEW BUSINESS PREMIUM AVERAGE NEW PREMIUM 2030F1 (with adoption of Tech) 27,500 (6%) $4B 500,000 140,000 NEW BUSINESS SUBMISSIONS BIND/SUBMIT NEW BUSINESS PREMIUM AVERAGE NEW PREMIUM For footnote(s), see appendix. Note: Excludes Western World. 51

Relentlessly driving top-quartile financial performance VI 52

SUBSIDIARY DIVIDEND 3DEBT LEVERAGE 2RETURN OF CAPITAL SHARES OUTSTANDING ANNUALIZED DIVIDEND PER SHARE1 FINANCIAL & HYBRID DEBT DEBT-TO-TOTAL-CAPITAL RATIO $22.2B $8.7B 2017 2024 25.3% 17.0% 2017 2024 2017 2024 $350M 899M 2017 2024 606M $1.60 2017 2023 $1.28 Significant Progress in Capital Management $2.5B $1.6B Extraordinary Dividend Ordinary Dividend $4.1B $1.44 2024 For footnote(s), see appendix 53

2024 12017 1 Strengthening in General Insurance Ordinary Dividend Capacity Corebridge Ordinary DividendsGI Ordinary Dividends USES Shareholder Dividends Interest Expense Restructuring Expense Parent Expenses $400M USES 2,000 $1,000M 1,000 600 2,350 450 300 1,170 4,000 1,170 400 USES Shareholder Dividends Interest Expense Restructuring Expense Parent Expenses 970 1,460 Run Rate Uses 1,500 1,850 350 SOURCES ($2,150M) SOURCES 240 2,510 2,750 SOURCES 3,000 Restructuring & Interest Expense Shareholder Dividends Parent Expenses 650 1,000 350 2025-2027F 2 For footnote(s), see appendix 54

Global Personal Insurance: Underwriting Profitability Improvement Potential



99.2%
Over
500 bps
of a Combined
Ratio Improvement
LOSS RATIO
94.0%
EXPENSE RATIO
2024
Combined Ratio1
NPW Growth
AYLR
CAT Ratio
Acquisition Ratio
GOE Ratio
2025-2027F
Combined Ratio2

For footnote(s), see appendix. Note: The boxes in this chart are not scaled to represent the % contribution from each driver.

55

22.2% 20.6% 19.6% 19.2% 19.2% 19.4% 18.8% 16.1% 16.9% 16.7% 16.6% 14.8% 13.8% 13.6% 38.3% 37.5% 36.3% 35.8% 34.0% 33.2% 32.4% 2019 2020 2021 2022 2023 2024 2024 2025 Fully Loaded GOE Ratio2 GI Acquisition Ratio Fully Loaded Expense Ratio Expected to Continue to Decline Fully Loaded General Insurance Expense Ratio1 (%) <30% Ex Travel3 2025-2027F4 For footnote(s), see appendix 56

KEY ASSESSMENT CRITERIA INCLUDE: KEY FINANCIAL TARGETS INCLUDE: Enhance AIG’s position in core product capabilities Accretive to ROE Accretive to EPS Manageable TBV Impact Provide additional scale or access in new geographies Relentless focus on business quality with track record of underwriting excellence Adjacencies of core businesses that strengthen AIG AIG M&A Framework Supports a Structured, Disciplined Approach 57

Core Operating ROE (%) Path to 10% – 13% Core Operating ROE 10–13% 2024 2025–2027F1Underwriting Income Expense Optimization Net Investment Income Interest Expense Tax Efficiency Share Repurchase 9.1% For footnote(s), see appendix. Note: The boxes in this chart are not scaled to represent the % contribution from each driver. 58

$2.40 $0.31 $2.38 $5.09 $2.40 $3.86 $6.82 Industry-Leading Operating EPS Growth Operating Earnings Per Share ($) AIG Operating EPS (ex. ValRe & CRS and CRBG) Validus Re & CRS Contribution CRBG Contribution $3.10 $2.38 $2.47 $4.95 $5.70 $2.52 $1.70 $2.79 $4.58 2020 2021 2022 2025F2023 20242019 2027F $2.05$0.09 $0.47 $0.13 $0.56 2022-2024 CAGR 44% 2025-2027F CAGR +20%2 2026F Corebridge and Validus Re contributed 50%+ of EPS1 For footnote(s), see appendix 59

Accelerating Tomorrow Operating EPS CAGR 20%+ Core Operating ROE 10% - 13% GI Expense Ratio <30% Dividends Per Share CAGR 10%+ (2025-2026) PERFORMANCE METRICS 2025 - 2027F1 For footnote(s), see appendix 60

61

Strong balance sheet and financial flexibilityI II Capital management Strong reserve position III IV Expense optimizationV Investments and net investment income 62

Strong balance sheet and financial flexibilityI 63

$20.5 $22.6 $21.9 $22.9 $23.9 72% 76% 78% 82% 89% 2020 2021 2022 2023 2024 General Insurance Net Premium Written (NPW) ($B) to Statutory Capital1 Well Capitalized to Support Growth General Insurance NPW NPW/Statutory Surplus For footnote(s), see appendix 64

Sustainable Insurance Company Dividends Driven by Strong Profitability General Insurance Subsidiary Dividends / Distributions1 ($B) Ordinary Dividends Extraordinary Dividends / Distribution $2.38 $0.7 $0.6 $1.3 $0.9 $1.4 $2.3 $0.9 $2.5 $3.4 2020 2021 Target Annual Ordinary Dividends Run Rate2 2022 2023 $1.6 $2.5 $4.1 2024 $1.9 $1.9 For footnote(s), see appendix ~$3.0 65

AIG TOTAL DEBT AND PREFERRED STOCK TO TOTAL CAPITAL LEVERAGE RATIO & DEBT STRUCTURE1 ($B) Reduced debt by $17.8B from 2020 to 2024 AIG leverage ratio of 17.0% at year-end 2024 Peer leverage ratio2 of 23.4% at year-end 2024 AIG Financial & Hybrid Debt CRBG Financial & Hybrid Debt Preferred Stock Total Debt & Preferred Stock to Total Capital 28.5% 17.0% 28.4% 24.6% 33.6% $8.7B $9.4 $10.3 $20.2B $11.7 $9.4 $21.6B$22.3B $21.4 $0.4 $26.5B $25.4 $0.6$0.5 2020 2021 2022 2023 2024 Industry-Leading Debt to Total Capital Ratio For footnote(s), see appendix 66

Built Balance Sheet Strength with Financial Flexibility FINANCIAL STRENGTH RATINGS1 A2 Positive A Stable A+ Positive A+ Stable KEY HIGHLIGHTS (AS OF DECEMBER 31, 2024) $7.7B Strong Parent Liquidity 407% RBC Robust U.S. Insurance Subsidiary Capitalization 17% Debt/Total Capital Leverage Ratio For footnote(s), see appendix 2 67

Strong reserve positionII 68

$40.1B Net Loss Reserves Actuarial Pricing and Reserving is Foundational Actuarial Principles Conservative initial loss picks developed at a granular level Strong and frequent triangulation between actuarial, claims and underwriting to get ahead of trends Robust governance including internal and external reviews Recognize favorable trends slowly and adverse trends fast $23.4B North America Commercial $11.3B International Commercial $3.1B Global Personal $2.4B Other1 (As of December 31, 2024) For footnote(s), see appendix 69

($3,275) ($5,442) ($999) ($429) $212 $42 $163 $437 $393 $368 (8,000) (6,000) (4,000) (2,000) - 2,000 4,000 6,000 8,000 Discipline Driving Consistent Favorable Reserve Development Prior Year Development1 ($M) and Impact to Adjusted Book Value Per Share (ABVPS) CUMULATIVE IMPACT ON ADJUSTED BVPS: 3%CUMULATIVE IMPACT ON ADJUSTED BVPS: (11%) 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 For footnote(s), see appendix 70

Accident Year Loss Ratio Development | U.S. Long-Tail Commercial1 ACCIDENT YEAR LOSS RATIO (AYLR) DEVELOPMENT: INITIAL VS. CURRENT AS OF 2024 AY’15 AY’16 AY’17 AY’18 AY’24AY’23AY’22AY’21AY’20AY’19 P&C Industry Initial LR2 73%73% AIG Current LR2 95% 89% P&C Industry Current LR2 69% AIG Initial LR2 85% 70% For footnote(s), see appendix 71

U.S. OTHER LIABILITY OCCURRENCE: INITIAL VS. CURRENT AS OF 2024 U.S. COMMERCIAL AUTO LIABILITY: INITIAL VS. CURRENT AS OF 2024 AY’15 AY’16 AY’17 AY’18 AY’19 AY’20 AY’21 AY’22 AY’23 AY’24 AY’15 AY’16 AY’17 AY’18 AY’19 AY’20 AY’21 AY’22 AY’23 AY’24 AIG acted earlier by materially strengthening these AYs by over $1B, ~80% of it before 2021. By acting early, AIG had posted ~70% of the strengthening in AY 2016 – 2019 by the end of 2019 and ~80% by the end of 2020 for U.S. Casualty. AIG Current LR1 115% 110% P&C Industry Current LR1 75% 80% AIG Initial LR1 89% 73% P&C Industry Initial LR1 68% 73% 112% 84% 78% 80% AYLR Development | U.S. Other Liability Occurrence and Commercial Auto For footnote(s), see appendix 72

68% 71% 71% 73% 78% 80% 2019 2020 2021 2022 2023 2024 64% 65% 66% 67% 67% 68% 2019 2020 2021 2022 2023 2024 IBNR-to-Reserves | U.S. Long-Tail Commercial Lines1 10 YEAR U.S. LONG-TAIL COMMERCIAL LINES IBNR2-TO-RESERVES RATIO AYs ‘10-’19 AYs ‘11-’20 AYs ‘12-’21 AYs ‘13-’22 AYs ‘14-’23 AYs ‘15-’24 P&C INDUSTRY3 +4 pts AIG3 +12 pts IBNR-to-Reserves Ratio Consistently Increased For footnote(s), see appendix 73

IBNR-to-Reserves | Other Liability Occurrence and Commercial Auto 10 YEAR U.S . OTHER L IABIL ITY OCCURRENCE 10 YEAR U.S . COMMERCIAL AUTO LIABIL ITY 71% 80% 79% 77% 83% 85% 2019 2020 2021 2022 2023 2024 71% 74% 74% 74% 75% 76% 2019 2020 2021 2022 2023 2024 61% 61% 61% 66% 72% 75% 2019 2020 2021 2022 2023 2024 47% 48% 48% 49% 50% 52% 2019 2020 2021 2022 2023 2024 AIG’s IBNR1 ratio for both U.S. Other Liability Occurrence and Commercial Auto Liability increased 14 points since 2019, compared to 5 points for P&C Industry +14 pts since 2019 +14 pts +5 pts +5 pts AYs ‘10-’19 AYs ‘11-’20 AYs ‘12-’21 AYs ‘13-’22 AYs ‘14-’23 AYs ‘15-’24 P&C INDUSTRY2 AIG2 For footnote(s), see appendix 74

Investments and net investment incomeIII 75

$61.3 $3.4$9.8$14.4 $0.7 KEY PORTFOLIO HIGHLIGHTSAIG INVESTMENT PORTFOLIO ($B) $89.8B Fixed maturity securities2 Mortgage and other loans receivable Other invested assets (incl. alternatives)3 Equity securities Short-term investments (STI) Average Duration63.8 years Allocation to Fixed Income Assets592% NAIC Rating 1 or 2493% Average Credit Rating4A+ High-Quality Investment Portfolio1 For footnote(s), see appendix 76

$0.4 AIG INVESTMENT PORTFOLIO ($B) General Insurance Other Operations $2.4 $0.3 $0.4 2024 $3.1 $0.4 $3.5 2024 $77.4 $12.4 $89.8B NET INVESTMENT INCOME – APTI BASIS($B) General Insurance Other Operations FMS – AFS & Loans2 STI Alternatives & Others For footnote(s), see appendix Core General Insurance Portfolio Driving Investment Income Growth1 77

$0.4 $2.4 $0.3 $0.4 2024 $3.1 $0.4 $3.5 2024 NET INVESTMENT INCOME – APTI BASIS($B) General Insurance Other Operations FMS – AFS & Loans2 STI Alternatives & Others For footnote(s), see appendix Core General Insurance Portfolio Driving Investment Income Growth1 78

$0.4 $2.4 $0.3 $0.4 2024 Core General Insurance Portfolio Driving Investment Income Growth1 GI NET INVESTMENT INCOME – APTI BASIS($B) General Insurance Other Operations AREAS OF OPPORTUNITY3 Increase allocations to private credit Consistently grow the invested asset base Optimize lower-yielding international portfolios Continue investing portfolio runoff in higher new money yields FMS – AFS & Loans2 STI Alternatives & Others $3.1 For footnote(s), see appendix 79

12-15% 6-8% Increase Allocation to Private Credit and Private Equity 8%5% CURRENT TARGET 1 GENERAL INSURANCE INVESTMENT PORTFOLIO2 Private Credit Private Equity For footnote(s), see appendix 80

Capital managementIV 81

1.0 1.7 3.7 9.4 2.2 2.6 0.5 2.6 5.1 3.0 6.6 1.1 1.1 1.1 1.0 1.0 1.0 $2.1 $3.3 $7.4 $15.5 $6.2 $10.2 2019 2020 2021 2022 2023 2024 Share Repurchases Dividends Total Asset Sales and Other - $2.1 $6.1 $10.0 $7.4 $6.6 Leverage Reduction1 2 Key Uses of Capital | 2019 – 2024 ($B) For footnote(s), see appendix 82

$2.6 $5.1 $3.0 $6.6 2021 2022 2023 2024 2025F Driving Value Through Share Repurchases ~$5-$6B REPURCHASE OF COMMON STOCK ($B) Restructuring & Interest Expense Shareholder Dividends Parent Expenses Deployable Capital TARGET RUN RATE SOURCES AND USES1 ($B) 1 $3.0 GI Ordinary Dividends (.65) (.35) (~1.0) (1.0) For footnote(s), see appendix 83

Consistent and Sustainable Common Stock Dividend Increases $1.28 $1.28 $1.44 $1.60 2021 2022 2023 2024 2025-26F 10%+ CAGR Double Digit Growth COMMON STOCK DIVIDEND PER SHARE 2 2 For footnote(s), see appendix 1 84

Expense optimizationV 85

22.2% 20.6% 19.6% 19.2% 19.2% 19.4% 18.8% 16.1% 16.9% 16.7% 16.6% 14.8% 13.8% 13.6% 38.3% 37.5% 36.3% 35.8% 34.0% 33.2% 32.4% 2019 2020 2021 2022 2023 2024 2024 2025 Fully Loaded GOE Ratio2 GI Acquisition Ratio Fully Loaded Expense Ratio Expected to Continue to Decline Fully Loaded General Insurance Expense Ratio1 (%) <30% Ex Travel3 2025-2027F4 For footnote(s), see appendix 86

Core Operating ROE (%) Path to 10% – 13% Core Operating ROE 10–13% 2024 2025–2027F1Underwriting Income Expense Optimization Net Investment Income Interest Expense Tax Efficiency Share Repurchase 9.1% For footnote(s), see appendix. Note: The boxes in this chart are not scaled to represent the % contribution from each driver. 87

Accelerating Tomorrow Operating EPS CAGR 20%+ Core Operating ROE 10% - 13% GI Expense Ratio <30% Dividends Per Share CAGR 10%+ (2025-2026) PERFORMANCE METRICS 2025 - 2027F1 For footnote(s), see appendix 88

89

Global Specialty | World-Class Portfolio with Accelerated Growth Potential

A leading Specialty insurer in the world. Headquartered in London and writing $5.6B in Gross Premiums Written at ~76% Calendar Year Combined Ratio 2020-2024 5-year average

MARKET LEADING RESULTS (FY24)

Marine

GPW	$1,920M
CYCR	**83.6%**

Energy

GPW	$2,543M
CYCR	**52.8%**

Aviation

GPW	$805M
CYCR	**81.5%**

Credit Lines

GPW	$381M
CYCR	**47.5%**

GROWTH AND PERFORMANCE ENABLERS

- ✓ High-growth, high-margin Marine and Energy
- ✓ Expert underwriters across AIG and Talbot platforms
- ✓ Superior loss ratios enable high growth
- ✓ Strong broker positions with room to expand
- ✓ Accelerated growth through our hubs and global distribution
- ✓ Data-led portfolio management

90

North America Commercial P&C Retail Businesses Retail Casualty Repositioned the portfolio, establishing the foundation for strategic growth Depth of underwriting expertise and market leadership Retail Property Technical underwriting excellence Differentiated capacity and expertise Financial Lines Focused growth in high-margin lines and strategic positioning towards Lead layers Experienced and well-respected team Glatfelter, Programs, Captives 16% Lexington 29% Retail Property 10% Financial Lines 21% Retail Casualty 24% 91

Retail Casualty Repositioned the portfolio, establishing the foundation for strategic growth Depth of underwriting expertise and market leadership Retail Property Technical underwriting excellence Differentiated capacity and expertise Financial Lines Focused growth in high-margin lines and strategic positioning towards Lead layers Experienced and well-respected team North America Commercial P&C Retail Businesses Retail Property 10% Financial Lines 21% Retail Casualty 24% 92

DISTRIBUTION APPROACH Broker- and client-first Targeted orientation Highly aligned with Claims and Underwriting Alignment Intense accountability Channel clarity and commitment Thought Leadership orientation Accountability KPI-driven decisionsData North America Commercial Distribution Strategy 93

94

North America… North America… Japan… Japan… Rest of World… Rest of World… AGGREGATE Property Catastrophe Retentions1: 2017 and 2025 OCCURRENCE REST OF WORLD 2nd EVENT REST OF WORLD 1st EVENT NORTH AMERICA 2nd EVENT COMMERCIAL NORTH AMERICA 1st EVENT COMMERCIAL JAPAN 2nd EVENT JAPAN 1st EVENT $1,500M $200M $200M $675M $125M 2025 Significantly reduces 2nd and subsequent event retention 20172017 no purchase and/or 100% retained 2025 Total Occurrence Limit (including Reinstatements) 2025 $9.8B 2017 $4B 100% Retained REST OF WORLD NORTH AMERICA SECONDARY PERILS2 JAPAN NORTH AMERICA ALL PERILS WORLDWIDEJAPAN $450M Retention $800M Retention $200M Retention $975M Retention $175M Retention $500M Limit $200M Retention $125M Limit 2017 No Purchase 100% Retained $100M $500M $300M For footnote(s), see appendix 95

96

Launch of Special-Purpose Vehicle Backed by Blackstone Through Lloyd's

Platform Leverage

Aligned with strategy to connect pools of capital with our diverse risk origination capabilities

Reinsurance Approach

First of its kind structure and one of the largest new syndicates in Lloyd's history

Modeling

30,000 hours of enterprise modeling to construct the optimal portfolio

Partnership Opportunity

Broadened Blackstone relationship as a multi-year reinsurer

HIGHLY DIVERSIFIED PORTFOLIO



Property Risk
Financial Lines
Specialty
Property CAT
Casualty
~25%
~25%
~15%
~15%
~20%

$750M Premium

Multi-year Commitment

97

98

Talbot | AIG's Strong and Unique Credentials in the Lloyd's Market Lloyd’s is a $72B world-leading and growing insurance marketplace1 AIG AT LLOYD'SBENEFITS OF THE LLOYD'S MARKET THE SOCIETY OF LLOYD'S Top managing agent at Lloyd's with 3 syndicates AIG leadership has rare insight of Lloyd's 2 Syndicate 2019 – Capacity to support PCS 3 Syndicate 2478 – Third-party capital supporting AIG's outward reinsurance program 1 Syndicate 1183 – Our trading syndicate at Lloyd's Syndication of capacity for large and complex risks Growing market with +9% CAGR (2019-24) A strong brand and reputation for innovation Regulates the market Global licences Central Guarantee Fund Central assets Protects reputation For footnote(s), see appendix 99

Talbot | Syndicate 1183 is AIG's Trading Syndicate at Lloyd's

Leading the market in select Specialty lines. Delivering a ~78% Accident Year Combined Ratio, as Adjusted with 10% CAGR over 5 years[2]

LLOYD'S MARKET[1]

Property
Market Size $21B
Talbot ~3% of market

Casualty
Market Size $17B
Talbot ~1% of market

Marine
Market Size $5.8B
Talbot ~5% of market

Energy
Market Size $2.5B
Talbot ~3% of market

GROWTH AND PERFORMANCE ENABLERS

- Critical component of AIG's unique UK franchise
- Primed for higher growth through strong underwriting performance
- Access to world-class talent and specialist brokers
- Talbot leveraging AIG's global capabilities
- Opportunity to increase the number of syndicates under management

For footnote(s), see appendix

100

101

Retail Property 10% Captives 2% Retail Casualty 24% Lexington 29% Financial Lines 21% North America Commercial Opportunities Wholly-owned program manager and insurer Third-party Delegated Underwriting Authority (DUA) market leader 2024 SEGMENT Non-Large Commercial ~55% Large Commercial ~45%Large Commercial 45% Middle Market & Small Commercial 55% Middle Market & Small Commercial: Clients with a total revenue of less than $1B 2024 BUSINESS Glatfelter AIG Programs Large Commercial: Clients with a total revenue of $1B+ Glatfelter 7% Programs 7% 102

Retail Property 10% Captives 2% Retail Casualty 24% Lexington 29% Financial Lines 21% North America Commercial Opportunities Wholly-owned program manager and insurer Third-party Delegated Underwriting Authority (DUA) market leader 2024 SEGMENT Non-Large Commercial ~55% Large Commercial ~45%Large Commercial 45% Middle Market & Small Commercial 55% 2024 BUSINESS Glatfelter AIG Programs Large Commercial: Clients with a total revenue of $1B+ Glatfelter 7% Programs 7% Middle Market & Small Commercial: Clients with a total revenue of less than $1B 103

North America Commercial: Glatfelter 27 321 439 450 510 575 591 2018 2019 2020 2021 2022 2023 2024 NPW CAGR= 13% Acquired 11/2018 NPW ($M) AIG'S POSITION Focused on 4 verticals: Emergency Services, Public Entities, Healthcare and Religious Practices Maximize strategic AIG broker relationships Continued, steady and consistent Middle Market & Small Commercial growth 80% of Glatfelter’s premium is from its top agents 104

North America Commercial: AIG Programs 923 398 364 359 451 501 563 2018 2019 2020 2021 2022 2023 2024 NPW ($M) Repositioned risk appetite and strengthened capabilities by applying Glatfelter's best practices Well-positioned to capitalize on market growth with underwriting expertise and depth of products and services 2020 - 24 programs with 18 partners Today - 30 programs with 13 partners Top partners represent 68% of AIG Programs premium AIG'S POSITION 105

106

Global Personal Insurance | Underwriting Profitability Improvement Potential

New global segment with common themes across different portfolios to improve performance



Over 500 bps
of combined ratio improvement
99.2%
94.0%
LOSS RATIO
EXPENSE RATIO
2024[1]
NPW
AYLR
CAT
ACQ
GOE
2027F[2]

Growth

Accelerate higher margin segments, especially A&H

Higher proportion of E&S in HNW

Digitize to better access and serve markets

Loss Ratio

Continued rate increases ahead of loss trends

Increase pace of change in business mix

Remediate or remove underperforming portfolios

Expense Ratio

Efficient operating models enabled by GenAI

Improving ceding commissions will reduce expenses

Synergies through new global segment

For footnote(s), see appendix. Note: The boxes in this chart are not scaled to represent the % contribution from each driver.

107

Global Accident & Health | A Large and High-Quality Growth Portfolio AIG is the industry pioneer seeking to reestablish our position in a $250B market1 $293M average annual underwriting profit and 89% average Calendar Year Combined Ratio (5-year) BUSINESS MIX 7% 13% Specialty Group Health 2% A&H Long Term & Life Group Travel 8% Individual PA 29% Group PA 31% Supplemental Health 10% NPW | 2024 $2.5B Predictable, high returns give confidence for accelerated growth High consumer demand driving growth in the global A&H market Leverage professional agency network in Japan and Asia AIG's GenAI and data strategy for efficiency and growth AIG is highly respected, with a global proposition and local reach Low volatility with our focus on short-term, fixed-benefits products GROWTH AND PERFORMANCE ENABLERS For footnote(s), see appendix 108

109

BUILDING FOR THE FUTURE 110

Data Inaccessibility PDFs, qualitative data and data trapped in legacy technologies No Industry Data Standards No insurance industry data standards and extreme data heterogeneity Expensive Manual Data Entry Elevates expense ratios, introduces data quality issues and dilutes margins Human Expertise An art and a science We Leverage Modern Technology to Overcome Core Industry Challenges, Enabling and Accelerating Growth 111

Underwriters Spend a Significant Amount of Time and Effort Overcoming These Challenges in Current Submission-to-Quote Process

SUBMISSION

Manual ingestion and inconsistent data quality

UNDERWRITER ASSESSMENT

Time-consuming, fractured data collection prone to errors

01 >
Submission data manually extracted



02 >
Submission details manually checked



03 >
Internal and external research conducted



04 >
Submission data augmented



05 >
Underwriter populates rater and initiates approval



06
- Quote
- Bind
- Book
- Issue

112

Manual Ingestion & Inconsistent Data Quality Time-consuming, fractured data collection prone to errors U W P R O C E S S T O D A Y C U R R E N T U N D E R W R I T I N G T I M E L I N E Slow response time 24 26 27 2825 8 9 105 6 74 15 16 1712 13 1411 22 2319 20 2118 Inconsistent data quality Manual, inconsistent data collection and assessment UW unable to review all submissions ~3-4 WEEKS 3 29 Underwriters Spend a Significant Amount of Time and Effort Overcoming These Challenges in Current Submission-to-Quote Process S U B M I S S I O N U N D E R W R I T E R A S S E S S M E N T Submission data manually 01 Submission details manually 02 Internal and external 03 Submission data augmented 04 Quote 06 Underwriter populates rater 05 Manual Ingestion & Inconsistent Data Quality Manual ingestion and inconsistent data quality Time-consuming, fractured data collection prone to errors 113

Quantify outcomes to substantiate meaningful, real-world impact KEY GENERATIVE AI BUILD PRINCIPLES Embrace Human-in-the- loop paradigm for robust oversight and iterative refinement Co-create with the business - not just a tech solution Targeted, high- impact use case that addresses key business challenges Adopt an agentic, modular architecture to enable flexibility and scalability To Overcome These Challenges, We’ve Taken a Disciplined Approach in Applying GenAI to the Underwriting Process 114

We Built a GenAI Solution to Support Underwriters at Scale: AIG Underwriter Assistance is Now Live in Production In production in Financial Lines, Private Not-for-Profit (PNP); quickly scaling to the rest of our businesses AIG UNDERWRITER ASSISTANCE Imagine underwriters arrive at their desk to find that all their submissions have been ingested, reviewed and prioritized. Underwriters have a holistic view of all the non-standard data from clients and relevant data from internal and external sources. 115

Built AIG Underwriter Assistance Features Across Three Key Capabilities Enabled by GenAI

INGESTION

Anthropic LLM Claude 3.5, Palantir AIP, AWS Titan & Textract

Document Identification

Data Extraction

- Physical Address
- Insured Name
- Broker

AUGMENTATION

Anthropic LLM Claude 3.5, Palantir AIP, AWS Bedrock

External Research[1]

Google | dun & bradstreet | PitchBook

1st & 3rd Party Data Synthesis



Internal knowledge
External knowledge

Synthesis

PRIORITIZATION

Anthropic LLM Claude 3.5, Palantir Foundry, MuleSoft integration

Propensity to Bind

Timeline Rank	Appetite Rank
1) Acme Inc.	1) CJ Auto
2) CJ Auto	2) HJFC Inc.
3) HJFC	3) Acme Inc.

Risk, Profit, Customer Value



For footnote(s), see appendix

116

AIG Underwriter Assistance Synthesizes and Prepares Submissions for Underwriter Review Within One Day

SUBMISSION WITH AIG UNDERWRITER ASSISTANCE | **UNDERWRITER ASSESSMENT**

01 >
AI extracts submission data



02 >
AI analyzes submissions



03 >
AI synthesizes and summarizes automatically



04 >
AI analyzes risk factors and reprioritizes submissions



05 >
Underwriter analyzes AI output



06
- Quote
- Bind
- Book
- Issue

INGESTION → **PRIORITIZATION** → **AUGMENTATION**

117

AIG Underwriter Assistance Synthesizes and Prepares Submissions for Underwriter Review Within One Day

AIG UNDERWRITER ASSISTANCE DELIVERS CURATED SUBMISSION SUMMARY

- Enables 100% submission review and faster turnaround
- Increased underwriter capacity without additional FTEs
- Enhanced data quality, uncovering more opportunities and driving improved underwriting consistency
- Higher bind ratio, fueling premium growth

POST-AIG UNDERWRITER ASSISTANCE UNDERWRITING TIMELINE

<1 DAY



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SUBMISSION WITH AIG UNDERWRITER ASSISTANCE | **UNDERWRITER ASSESSMENT**

01 › AI extracts

02 › AI analyzes

03 › AI synthesizes

04 › AI analyzes risk

05 › Underwriter

06 Quote

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New Technology Expected to Turbocharge Growth Challenge and Resilience (2015 – 2020) Strategic Turnaround (2020 – 2025) Revolutionizing AIG’s capabilities (2025 – 2030) Without adoption of tech 10%+ CAGR 20%+ CAGR 1 With end-to -end adoptio n of tech advancements Driven by AIG Underwriter Assistance 2018 2025 2030F Today's increase from 2018 is due to E&S market growth and Lexington reposition For footnote(s), see appendix.. 119

We Are Scaling Our GenAI Solution Capabilities Across Underwriting Products and Expanding to Claims

	INGESTION	AUGMENTATION	PRIORITIZATION
AIG UNDERWRITER ASSISTANCE (In production)	**Automatic extraction of all critical fields** from broker-provided submission documents	**Curated, comprehensive submission summary** augmented with key data	**Prioritization of submissions** based on appetite
AIG CLAIMS ASSISTANCE (In progress)	**Synthesis of initial claim details** by automating extraction of key claim and policy information	**Extraction and summary of key insights** from claim records, policy documents, and case files	**Facilitation** of content coverage review and response

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I N G E S T I O N Synthesis of initial claim details by automating extraction of key claim and policy information Automatic extraction of all critical fields from broker-provided submission documents A U G M E N T A T I O N Extraction and summary of key insights from claim records, policy documents, and case files Curated, comprehensive submi si n summary augmented with key data P R I O R I T I Z A T I O N Facilitation of content coverage review and e ponse Prioritization of sub issions based on appetit • In production for select Financial Lines segments in the US • Delivering key enhancements identified by underwriters (e.g., better and faster decision-making) • Rapid scaling in progress for North America and internationally • Incorporating learnings and capabilities from AIG Underwriter Assistance • MVP delivered by the end of 2025 • Turbocharging Claims knowledge workers and not replacing them K E Y H I G H L I G H T S We Are Scaling Our GenAI Solution Capabilities Across Underwriting Products and Expanding to Claims AIG UNDERWRITER ASSISTANCE (In production) AIG CLAIMS ASSISTANCE (In progress) 121

What Does AIG Underwriter Assistance and AIG Claims Assistance Mean for Our Stakeholders?

CUSTOMERS	**Prompt and Consistent Responses** Policies should contain more accurate coverage information and details (e.g., addresses, personnel on initial issuance and claims should be addressed more quickly)
DISTRIBUTION PARTNERS	**Frictionless Trading Experience** Ease of doing business through prompt responses for quotes and swift policy issuance
EMPLOYEES	**Improved Work Experience and Effectiveness** Streamlined underwriting and claims processing – data on an insured is codified and easily accessible for review and processing; technology is intuitive and enhances their day-to-day work

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AIG Underwriter Assistance Component Architecture Agentic, future-proof foundation with maximum flexibility Efficient, scalable architecture Strategic partnerships with best-in-class technologies SOURCE DATA (INTERNAL & EXTERNAL) CONSUMPTION LAYER PLATFORM OPS & ENABLEMENT1 AI APPLICATIONS & SERVICES AI MODEL GARDEN, ORCHESTRATION & GOVERNANCE DATA ONTOLOGY, DATA PIPELINES & MANAGEMENT For footnote(s), see appendix. 123

Retrieval Augmented Generation (RAG) Foundational knowledge share to simulate human analysis Large Language Model Endpoint Search Relevant Information 1 Prompt: Instructions to LLM 6 Human in the loop review and approval 4 Prompt + Context: Instructions plus additional information sent to LLM 3 Context: Additional information to send to LLM 2 Query: Key-word or phrase used to retrieve context 5 Response: LLM takes instructions + context and returns a response 5 | RESPONSE ("$100M from page 3 of 2024 Income Statement") 4 | PROMPT + CONTEXT ("Review and return Total Rev. from 2024 Income Statement") 6 | HUMAN-IN-THE-LOOP (HITL) POST RAG (UW confirms $100M or corrects the value) 1| PROMPT + QUERY (e.g., Total Revenue) 3 | CONTEXT (Found 2024 income statement) 2 | QUERY (Search all documents) KNOWLEDGE SOURCES 124

Global Complex Insurance Underwriter and Claims Adjuster • Deep insurance knowledge and expertise • Clear business target and vision for growth enablers and constraints • Extensive global data Leading GenAI Company • One of the top LLMs (Claude 3.5) • Deep expertise in training LLMs to interpret and create human language with proper context • A pioneer in “Constitutional AI” research, ensuring advanced AI systems remain safe Leading Data and GenAI Company • Data and analytics capability expertise • Specialization in ingesting and connecting unstructured, structured and external data environments at scale • Scaled digital twin of our data ecosystem • AIP – LLM prompt engineering, model integration, pipeline orchestration, E2E monitoring Together with Our Best-in-Class Partners, We Have Built an Agentic Ecosystem that Enables and Accelerates Business Growth For footnote(s), see appendix 1 1 125

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Appendix: Endnotes & Glossary of Non-GAAP Financial Measures and Non-GAAP Reconciliations Copyright © 2025 American International Group, Inc. All rights reserved. 127

APPENDIX IMPORTANT INFORMATION Forecasts and projections are not guarantees of future performance and are based on management’s current expectations and on assumptions currently believed to be reasonable. Our filings with the SEC provide details on important factors that could cause actual results or events to differ materially. Any forecasts or projections speak only as of the date on which they are made. Except as required by applicable securities laws, we are under no obligation to update any forecasts or projections if circumstance or management’s estimates or opinions should change. For further information and reconciliation between GAAP and the non-GAAP measures used in the presentations, see the company’s SEC filings, the fourth quarter 2024 financial supplement, and this appendix. ENDNOTES Opening Remarks and Business Update: Chairman & CEO AIG Accelerating Tomorrow 1. Forecasts are based on estimates and assumptions, and are subject to market conditions. Operating EPS CAGR refers to the target growth over the three year period (2025-2027). Core Operating ROE references the expected target range throughout the three year period (2025-2027). GI Expense Ratio references the target ratio to be reached within the three year period (2025-2027). Dividends Per Share CAGR refers to the target grown over 2025-2026. Global Platform – Three Diverse Operating Segments 1. Source: AXCO 2025 Non-Life Insurance Market Reports. 2. Statistics reflect changes since January 1, 2017 and rounded employee counts as of December 31, 2024. Our Businesses at a Glance 1. Global A&H includes global individual personal travel insurance and assistance business which was sold in December 2024. Significant Multi-Year Improvement Across Both Loss and Expense Ratios 1. Calendar Year Combined Ratios have been restated to exclude Validus Re and Crop Risk Services for all periods, as applicable. 2. Fully Loaded Expense Ratio (%) = Expense Ratio + Attributed Other Operations GOE Ratio. Other Operations General Operating Expenses (GOE) attributable to General Insurance is computed as Other Operations GOE excluding $350M of Parent company expense for all periods presented. Substantial Combined Ratio Improvement 1. Calendar Year Combined Ratio has been restated to exclude Validus Re and Crop Risk Services for all periods as applicable. Fully Loaded Calendar Year Combined Ratio is the Calendar Year Loss ratio + Fully Loaded Expense Ratio. Fully Loaded Expense Ratio (%) = Expense Ratio + Attributed Other Operations GOE Ratio. Other Operations General Operating Expenses (GOE) attributable to General Insurance is computed as Other Operations GOE excluding $350M of Parent company expense for all periods presented. 2. Source: Industry average based on US Statutory filing, sourced from S&P Capital IQ. 3. Peer average is based on 14 companies: Chubb, Cincinnati, Travelers, WR Berkley, Hartford (P&C), CNA, Fairfax, Liberty Mutual, Markel, Allianz (P&C), AXA (P&C), QBE, Tokio Marine (P&C) and Zurich (P&C). Peer average is reflective of the undiscounted Combined Ratio for non-U.S. peers, if applicable. For Tokio Marine, P&C results are based on Tokio Marine, Nichido Fire and three North America companies (Philadelphia, Delphi and HCC). Unprecedented Improvement in Underwriting Profitability 1. Underwriting results have been restated to exclude Validus Re and Crop Risk Services for all periods, as applicable. 2. For 2015 and prior, the results include Property Casualty run-off businesses, including excess workers’ compensation, asbestos and environmental (1986 and prior), certain environmental liability businesses, certain healthcare coverage, certain casualty and specialty coverages reported in Eaglestone Reinsurance Company, and certain long- duration business, primarily in Japan and the U.S. 128

Historic Limit Reduction with NPW Growth 1. NPW has been restated to exclude Validus Re and Crop Risk Services for all periods, as applicable. Significantly Reduced Volatility From Property Catastrophe Losses 1. AIG Catastrophe Losses and Reinstatement Premiums Ratio has been restated to exclude Validus Re and Crop Risk Services for all periods as applicable. 2. AIG CAT losses has been restated to exclude Validus Re and Crop Risk Services for all periods as applicable. 3. Source: Published Aon reports and reflect reported losses at the time of publication, without adjustment for inflation. 4. 2020 insured loss data for both the industry and AIG exclude COVID-19 losses. 5. AIG Share (%) calculated by dividing AIG CAT Losses by the Industry Insured Losses. Dramatic Reduction in Severe Losses from Underwriting & Reinsurance Application 1. Severe losses are non-catastrophic individual first-party losses, surety and trade credit losses greater than $10 million, net of related reinsurance and salvage and subrogation. Severe losses and Loss Ratio points have been restated to exclude Validus Re and Crop Risk Services for all periods as applicable. 2. Average of 2020-2024 Severe Losses compared to 2018 results. Net Retention Reductions are Massive from 2017 1. North America and Japan occurrence retentions based on max any one event retention. Property Risk assumes deployed limit of $2.25B for 2017. 2. U.S. and International Casualty assumes max deployed limits of $225M and $200M respectively for 2017, with the U.S. portfolio being protected by a 29.5% Excess quota share. Property Catastrophe Loss Occurrence Distributions – Worldwide All Perils 1. For the 2025 modeling, output is from RMS v22 and Touchstone v10 on exposure data as of July 1, 2024. For the 2017 modeling, the North America perils are based on RMS v22 and Touchstone v10 on exposure data as of June 30, 2017. These are then scaled up to estimate Worldwide perils based on output from RMS v17 modeling on the same data. 2025 Global Casualty Program 1. Global XOL has $765M of contract limit with a $525M sublimit for US & Canada. Casualty Reinstateable Limits Able to Withstand Vertical Loss and Extreme Tail Scenarios 1. Global XOL has $765M of contract limit with a $525M sublimit for US & Canada. North America Excess Casualty Total Exposed Net Limit 1. Cumulative rate figures, NPW is on a calendar year basis Total exposed limit is on a July to June basis (e.g., 2024 represents July 2023 – June 2024). Total Exposed Limit xs $25M and Cumulative Rate reflect Excess exposures only. Net Retention reflects both Primary and Excess exposures. North America Commercial: Strong Premium Growth & Significant Combined Ratio Improvement 1. NPW has been restated to exclude Validus Re and Crop Risk Services for all years as applicable. 2. Accident Year Combined Ratios (Adj) and Calendar Year Combined Ratios have been restated to exclude Validus Re and Crop Risk Services for all periods as applicable. Fully Loaded Expense Ratio (%) = Expense Ratio + Attributed Other Operations GOE Ratio. Other Operations General Operating Expenses (GOE) attributable to General Insurance is computed as Other Operations GOE excluding $350M of Parent company expense for all periods presented. North America Commercial: Strong New Business Growth For Stronger Risk-Adjusted Returns 1. All figures have been rounded. 129

Excess and Surplus Lines Industry Growth 1. NPW has been restated to exclude Validus Re and Crop Risk Services for all years as applicable. 2. Source: Annual P&C statutory statements. DPW reflects statutory direct written premium which excludes assumed reinsurance. 2024 DPW estimated based on S&P Data, U.S. Domestic actuals and estimated Lloyds and Other. 3. Refers to the target growth over the three year period (2025-2027). Forecasts are based on estimates and assumptions and are subject to market conditions. International Commercial: Diversified, High-Quality Business 1. Property includes Package Business. International Commercial: Outstanding Portfolio, Delivered Strong Growth and Excellent Combined Ratios 1. NPW has been restated to exclude Validus Re and Crop Risk Services and is FX adjusted for all years as applicable. 2. Accident Year Combined Ratios (Adj) and Calendar Year Combined Ratios have been restated to exclude Validus Re and Crop Risk Services for all periods. Fully Loaded Calendar Year Combined Ratio and Accident Year Combined Ratio (Adj) is the Loss ratio + Fully Loaded Expense Ratio (%). Fully Loaded Expense Ratio (%) = Expense Ratio + Attributed Other Operations GOE Ratio. Other Operations General Operating Expenses (GOE) attributable to General Insurance is computed as Other Operations GOE excluding $350M of Parent company expense for all periods presented. International Commercial: Strong New Business 1. New Business figures are FX adjusted for all years. 2. All figures have been rounded. Global Personal Insurance: High Potential Business 1. Accident & Health includes global individual personal travel insurance and assistance business which was sold in December 2024. Global Personal Insurance: Scale Business, with Significant Opportunity to Improve Underwriting Margin 1. NPW is FX adjusted. 2. Accident Year Combined Ratios (Adj) and Calendar Year Combined Ratios have been restated to exclude Validus Re and Crop Risk Services for all periods. Fully Loaded Calendar Year Combined Ratio and Accident Year Combined Ratio (Adj) is the Loss ratio + Fully Loaded Expense Ratio (%). Fully Loaded Expense Ratio (%) = Expense Ratio + Attributed Other Operations GOE Ratio. Other Operations General Operating Expenses (GOE) attributable to General Insurance is computed as Other Operations GOE excluding $350M of Parent company expense for all periods presented. Divested businesses that were not core and eliminated significant costs 1. Significant divestures since 2019. 2. All figures are rounded. As part of AIG Next, we reduced costs while weaving the company together 1. All figures have been rounded. CRBG expense for 2019 is an estimate. 2. Forecasts are based on estimates and assumptions and are subject to market conditions. Accelerating the End-to-End Underwriting Process By 2X-5X Using GenAI 1. All trademarks and logos used are the property of their respective owners, and their use herein does not imply endorsement. Lexington: Exponential Growth In Submission Activity 1. AIG NPW has been restated to exclude Validus Re and Crop Risk Services for all years as applicable. 2. Source: Annual P&C statutory statements. DPW reflects statutory direct written premium which excludes assumed reinsurance. 2024 DPW estimated based on S&P Data, U.S. Domestic actuals and estimated Lloyds and Other. 3. Refers to the target growth over the three year period (2025-2027). Forecasts are based on estimates and assumptions and are subject to market conditions. 130

New Technology Expected To Turbocharge New Business Growth 1. Forecasts are based on estimates and assumptions and are subject to market conditions. New Technology Expected To Turbocharge New Business Growth 1. Forecasts are based on estimates and assumptions and are subject to market conditions. Significant Progress in Capital Management 1. Dividends are annualized based on quarterly dividends of $0.36 and $0.40 for 2023 and 2024, respectively. 2. Debt Leverage excludes Operating Debt. 3. Subsidiary dividends include dividends from the GI subsidiaries only. Strengthening in General Insurance Ordinary Dividend Capacity 1. All figures have been rounded. 2. Forecasts are based on estimates and assumptions, and are subject to market conditions. Global Personal Insurance: Underwriting Profitability Improvement Potential 1. Calendar Year Combined Ratio includes a fully loaded expense cost: Fully Loaded Expense Ratio (%) = Expense Ratio + Attributed Other Operations GOE Ratio. Other Operations General Operating Expenses (GOE) attributable to General Insurance is computed as Other Operations GOE less $350M of Parent company expense for all periods presented. 2. Forecasts are based on estimates and assumptions, and are subject to market conditions. Fully Loaded Expense Ratio Expected to Continue to Decline 1. Ratios have been restated to exclude Validus Re and Crop Risk Services as applicable. 2. Fully Loaded Expense Ratio (%) = Expense Ratio + Attributed Other Operations GOE Ratio. Other Operations General Operating Expenses (GOE) attributable to General Insurance is computed as Other Operations GOE less $350M of Parent company expense for all periods presented. 3. Adjusted to exclude global individual personal travel and assistance business which was sold in December 2024. 4. GI Expense Ratio references the target ratio to be reached within the three-year period (2025-2027). Forecasts are based on estimates and assumptions and are subject to market conditions. Path to 10%-13% Core Operating ROE 1. Core Operating ROE references the expected target range throughout the three-year period (2025-2027). Forecasts are based on estimates and assumptions and are subject to market conditions. Industry-Leading Operating EPS Growth 1. 2019-2021 reflects estimates for CRBG. 2022 and 2023 include restatements to exclude Other Operations runoff. 2. Forecasts are based on estimates and assumptions and are subject to market conditions. AIG Accelerating Tomorrow 1. Forecasts are based on estimates and assumptions, and are subject to market conditions. Operating EPS CAGR refers to the target growth over the three year period (2025-2027). Core Operating ROE references the expected target range throughout the three year period (2025-2027). GI Expense Ratio references the target ratio to be reached within the three year period (2025-2027). Dividends Per Share CAGR refers to the target grown over 2025-2026. 131

Financial Update: CFO Update Well Capitalized to Support Growth 1. NPW and Statutory Capital have been restated to exclude Validus Re and Crop Risk Services for all years presented, as applicable. Sustainable Insurance Company Dividends Driven By Strong Profitability 1. All figures have been rounded. 2. Forecasts are based on estimates and assumptions, and are subject to market conditions and regulatory requirements. Industry-Leading Debt to Total Capital Ratio 1. Excludes Operating Debt. Historical periods’ total debt to total capital leverage ratios shown are as originally reported prior to the deconsolidation of Corebridge Financial Inc (CRBG). 2. Peer average is weighted by total capital. Peer group is comprised of 12 companies, AXA, Chubb, Cincinnati, Travelers, WR Berkley, Hartford, CNA, Fairfax, Liberty Mutual, Markel, QBE and Zurich. Built Balance Sheet Strength with Financial Flexibility 1. All trademarks and logos used are the property of their respective owners, and their use herein does not imply endorsement. 2. Risk Based Capital (RBC) ratio is for U.S. Insurance Companies. The inclusion of RBC measures is intended solely for the information of investors and is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities. Actuarial Pricing and Reserving is Foundational 1. Other includes unallocated loss adjustment expenses and Other Operations run-off businesses. Discipline Driving Consistent Favorable Reserve Development 1. GI Prior Year Development has been restated to exclude Validus Re and Crop Risk Services for all years, as applicable. Accident Year Loss Ratio Development | U.S. Long-Tail Commercial 1. U.S Long-Tail Commercial include the combined lines of Other Liability Occurrence and Claims Made, Commercial Auto Liability and Workers’ Compensation as a proxy for Commercial. These lines combined make up the majority of AIG’s long-tail reserves. 2. Source: S&P Capital IQ, U.S. Statutory Schedule P – Part 1 AYLR Development | U.S. Other Liability Occurrence & Commercial Auto 1. Source: S&P Capital IQ, U.S. Statutory Schedule P – Part 1 IBNR-to-Reserves | U.S. Long-Tail Commercial Lines 1. U.S Long-Tail Commercial include the combined lines of Other Liability Occurrence and Claims Made, Commercial Auto Liability and Workers’ Compensation as a proxy for Commercial. These lines combined make up the majority of AIG’s long-tail reserves. 2. IBNR: Incurred but not reported. 3. Source: S&P Capital IQ, U.S. Statutory Schedule P – Parts 2, 3 and 4 IBNR-to- Reserves Ratio Other Liability Occurrence and Commercial Auto 1. IBNR: Incurred but not reported. 2. Source: S&P Capital IQ, U.S. Statutory Schedule P – Parts 2, 3 and 4 High-Quality Investment Portfolio 1. All amounts shown and key portfolio highlights are as of December 31, 2024 and exclude Fortitude Re funds withheld assets and Investments of businesses in run-off. 2. Fixed Maturity Securities (FMS) – Available for sale (AFS), at fair value 3. Includes $3.8B of AIG's ownership interest in Corebridge. 4. Average credit rating and NAIC Rating 1 or relates to FMS – AFS Bonds. 5. Fixed income asset classes includes FMS, Mortgage and other loans receivable, and STI. Calculation excludes AIG's ownership interest in Corebridge. 6. Duration from FMS – AFS Bond and Mortgage and other loans receivable within the General Insurance Portfolio. 132

Core GI Portfolio Driving Investment Income Growth 1. All amounts shown and key portfolio highlights are as of December 31, 2024 and exclude Fortitude Re funds withheld assets and Investments of businesses in run-off. 2. Includes income from FMS – AFS and mortgage and other loans receivable, as well as Investment expense. 3. Subject to market conditions and asset and liability management strategies and regulatory requirements. Increase Allocation to Private Credit and Private Equity 1. Subject to market conditions and asset and liability management strategies and regulatory requirements. 2. Excludes Fortitude Re funds withheld assets and Investments of businesses in run-off. Key Uses of Capital | 2019-2024 1. Leverage Reduction includes General Borrowings maturities and repayments, and redemption of Preferred Stock. 2. Total Asset Sales and Other includes proceeds from the sale of Crop Risk Service, Validus Re and individual personal travel insurance and assistance business, proceeds from Corebridge related sales as well as payments of the Corebridge promissory note and Corebridge special dividends. Driving Value Through Share Repurchase 1. Forecasts are based on estimates and assumptions and are subject to market conditions. Consistent and Sustainable Common Stock Dividend Increases 1. Forecasts are based on estimates and assumptions, and are subject to market conditions. 2. Dividends are annualized based on quarterly dividends of $0.36 and $0.40 for 2023 and 2024, respectively. Fully Loaded Expense Ratio Expected to Continue to Decline 1. Ratios have been restated to exclude Validus Re and Crop Risk Services 2. Fully Loaded Expense Ratio (%) = Expense Ratio + Attributed Other Operations GOE Ratio. Other Operations General Operating Expenses (GOE) attributable to General Insurance is computed as Other Operations GOE less $350M of Parent company expense for all periods presented. 3. Adjusted to exclude global individual personal travel insurance and assistance business. 4. GI Expense Ratio references the target ratio to be reached within the three-year period (2025-2027). Forecasts are based on estimates and assumptions and are subject to market conditions. Path to 10%-13% Core Operating ROE 1. Core Operating ROE references the expected target range throughout the three-year period (2025-2027). Forecasts are based on estimates and assumptions and are subject to market conditions. AIG Accelerating Tomorrow 1. Forecasts are based on estimates and assumptions and are subject to market conditions. Operating EPS CAGR refers to the target growth over the three-year period (2025-2027). Core Operating ROE references the expected target range throughout the three-year period (2025-2027). GI Expense Ratio references the target ratio to be reached within the three-year period (2025-2027). Dividends Per Share CAGR refers to the target growth over 2025-2026. 133

Panel Discussion: Growth and Differentiation Property Catastrophe: 2017 and 2025 1. North America & Japan Catastrophe Occurrence limits and retentions based on max any one event retention at January 1, 2017 and 2025. 2. North America Secondary Perils covers natural perils excluding NA Named Storm and Earthquake. Talbot | AIG’s Strong and Unique Credentials in the Lloyd’s Market 1. Source: Lloyd's FY2024 results publication. Talbot | Syndicate 1183 is AIG's Trading Syndicate at Lloyd’s 1. Source: Lloyd's FY2024 results publication. 2. Accident Year Combined Ratio as Adjusted is for FY24. 10% CAGR excludes divestitures and discontinued lines on a GPW basis. Global Personal Insurance | Underwriting Profitability Improvement Potential 1. Calendar Year Combined Ratio includes a fully loaded expense cost. Fully Loaded Expense Ratio (%) = Expense Ratio + Attributed Other Operations GOE Ratio. Other Operations General Operating Expenses (GOE) attributable to General Insurance is computed as Other Operations GOE less $350M of Parent company expense for all periods presented. 2. Forecasts are based on estimates and assumptions and are subject to market conditions. Global Accident & Health 1. Source: AXCO Report (2023) – Non-Life A&H Building for the Future Built Underwriter Assistance features across three key capabilities enabling growth 1. All trademarks and logos used are the property of their respective owners, and their use herein does not imply endorsement. New Technology Expected to Turbocharge New Business Growth 1. All figures have been rounded. Forecasts are based on estimates and assumptions and are subject to market conditions. AIG Underwriter Assistance component architecture 1. All trademarks and logos used are the property of their respective owners, and their use herein does not imply endorsement. Together with our best-in-class partners, we have built an agentic ecosystem that enables and accelerates business growth 1. All trademarks and logos used are the property of their respective owners, and their use herein does not imply endorsement. 134

Glossary of Non-GAAP Financial Measures Throughout this presentation, we present our financial condition and results of operations in the way we believe will be most meaningful and representative of our business results. Some of the measurements we use are “Non-GAAP financial measures” under Securities and Exchange Commission rules and regulations. GAAP is the acronym for generally accepted accounting principles in the United States. The non-GAAP financial measures we present may not be comparable to similarly-named measures reported by other companies. The reconciliations of such measures to the most comparable GAAP measures in accordance with Regulation G are included within the relevant tables or in the Fourth Quarter 2024 Financial Supplement or the company's SEC filings available in the Investor Information section of AIG’s website, www.aig.com. We may use certain non-GAAP operating performance measures as forward-looking financial targets or projections. These financial targets or projections are provided based on management’s estimates. The most directly comparable GAAP financial targets or projections would be heavily dependent upon results that are beyond management’s control and the outcome of these items could be significantly different than management’s estimates. Therefore, we do not provide quantitative reconciliations for these financial targets or projections as we cannot predict with accuracy future actual events (e.g., catastrophe losses) and impacts from changes in macro-economic market conditions, including the interest rate environment (e.g. net reserve discount change and returns on alternative investments). We use the following operating performance measures because we believe they enhance the understanding of the underlying profitability of continuing operations and trends of our segments. We believe they also allow for more meaningful comparisons with our insurance competitors. When we use these measures, reconciliations to the most comparable GAAP measure are provided on a consolidated basis. Adjusted Pre-tax Income (APTI) is derived by excluding the items set forth below from income from continuing operations before income tax: • changes in the fair values of equity securities, AIG's investment in Corebridge and gain on sale of shares; • net investment income on Fortitude Re funds withheld assets held by AIG in support of Fortitude Re’s reinsurance obligations to AIG (Fortitude Re funds withheld assets); • net realized gains and losses on Fortitude Re funds withheld assets; • loss (gain) on extinguishment of debt; • all net realized gains and losses except earned income (periodic settlements and changes in settlement accruals) on derivative instruments used for non-qualifying (economic) hedging or for asset replication. Earned income on such economic hedges is reclassified from net realized gains and losses to specific APTI line items based on the economic risk being hedged (e.g. net investment income); • income or loss from discontinued operations; • net loss reserve discount benefit (charge); • net results of businesses in run-off; • pension expense related to lump sum payments to former employees; • net gain or loss on divestitures and other; • non-operating litigation reserves and settlements; • restructuring and other costs related to initiatives designed to reduce operating expenses, improve efficiency and simplify our organization; • the portion of favorable or unfavorable prior year reserve development for which we have ceded the risk under retroactive reinsurance agreements and related changes in amortization of the deferred gain; • integration and transaction costs associated with acquiring or divesting businesses; • losses from the impairment of goodwill; • non-recurring costs associated with the implementation of non-ordinary course legal or regulatory changes or changes to accounting principles; and • income from elimination of the international reporting lag. 135

Glossary of Non-GAAP Financial Measures Adjusted After-tax Income attributable to AIG common shareholders (AATI) is derived by excluding the tax effected APTI adjustments described above, dividends on preferred stock and preferred stock redemption premiums, noncontrolling interest on net realized gains (losses), other non-operating expenses and the following tax items from net income attributable to AIG: • deferred income tax valuation allowance releases and charges; • changes in uncertain tax positions and other tax items related to legacy matters having no relevance to our current businesses or operating performance; and • net tax charge related to the enactment of the Tax Cuts and Jobs Act (Tax Act). Return on Equity — Adjusted after-tax income excluding investments related cumulative unrealized gains and losses recorded in Accumulated other comprehensive income (loss) (AOCI) adjusted for the cumulative unrealized gains and losses related to Fortitude Re funds withheld assets (collectively, Investments AOCI), deferred tax assets (DTA) and AIG’s ownership interest in Corebridge (Core Operating Return on Equity) is used to show the rate of return on common shareholders’ equity excluding Investments AOCI, DTA and AIG’s ownership interest in Corebridge. We believe this measure is useful to investors because it eliminates the fair value of investments that can fluctuate significantly from period to period due to changes in market conditions. We also exclude the portion of DTA representing U.S. tax attributes related to net operating loss carryforwards (NOLs), corporate alternative minimum tax credits (CAMTCs) and foreign tax credits (FTCs) that have not yet been utilized. Amounts for interim periods are estimates based on projections of full-year attribute utilization. As NOLs, CAMTCs and FTCs are utilized, the corresponding portion of the DTA utilized is included. We exclude AIG’s ownership interest in Corebridge since it is not a core long- term investment for AIG. We believe this metric will provide investors with greater insight as to the underlying profitability of our property and casualty business. Core operating return on equity is derived by dividing actual or, for interim periods, annualized adjusted after-tax income attributable to AIG common shareholders by average AIG common shareholders’ equity, excluding Investments AOCI, DTA and AIG’s ownership interest in Corebridge (AIG core operating shareholders’ equity). Ratios: We, along with most property and casualty insurance companies, use the loss ratio, the expense ratio and the combined ratio as measures of underwriting performance. These ratios are relative measurements that describe, for every $100 of net premiums earned, the amount of losses and loss adjustment expenses (which for General Insurance excludes net loss reserve discount), and the amount of other underwriting expenses that would be incurred. A combined ratio of less than 100 indicates underwriting income and a combined ratio of over 100 indicates an underwriting loss. Our ratios are calculated using the relevant segment information calculated under GAAP, and thus may not be comparable to similar ratios calculated for regulatory reporting purposes. The underwriting environment varies across countries and products, as does the degree of litigation activity, all of which affect such ratios. In addition, investment returns, local taxes, cost of capital, regulation, product type and competition can have an effect on pricing and consequently on profitability as reflected in underwriting income and associated ratios. Accident year loss and Accident year combined ratios, as adjusted (Accident year loss ratio, ex-CAT and Accident year combined ratio, ex-CAT): both the accident year loss and accident year combined ratios, as adjusted, exclude catastrophe losses (CATs) and related reinstatement premiums, prior year development, net of premium adjustments, and the impact of reserve discounting. Natural catastrophe losses are generally weather or seismic events, in each case, having a net impact on AIG in excess of $10 million and man-made catastrophe losses, such as terrorism and civil disorders that exceed the $10 million threshold. We believe that as adjusted ratios are meaningful measures of our underwriting results on an ongoing basis as they exclude catastrophes and the impact of reserve discounting which are outside of management’s control. We also exclude prior year development to provide transparency related to current accident year results. Underwriting ratios are computed as follows: a. Loss ratio = Loss and loss adjustment expenses incurred ÷ Net premiums earned (NPE) b. Acquisition ratio = Total acquisition expenses ÷ NPE c. General operating expense ratio = General operating expenses ÷ NPE d. Expense ratio = Acquisition ratio + General operating expense ratio e. Combined ratio = Loss ratio + Expense ratio f. CATs and reinstatement premiums ratio = [Loss and loss adjustment expenses incurred – (CATs)] ÷ [NPE +/(-) Reinstatement premiums related to catastrophes] – Loss ratio g. Accident year loss ratio, as adjusted (AYLR, ex-CATs) = [Loss and loss adjustment expenses incurred – CATs – PYD] ÷ [NPE +/(-) Reinstatement premiums related to catastrophes +/(-) Prior year premiums + Adjustment for ceded premium under reinsurance contracts related to prior accident years] h. Accident year combined ratio, as adjusted (AYCR, ex-CATs) = AYLR ex-CATs + Expense ratio i. Prior year development net of reinsurance and prior year premiums ratio = [Loss and loss adjustment expenses incurred – CATs – PYD] ÷ [NPE +/(-) Reinstatement premiums related to catastrophes +/(-) Prior year premiums] – Loss ratio – CATs and reinstatement premiums ratio. Results from discontinued operations, including Corebridge, are excluded from all of these measures. 136

Reconciliation of Pro Forma Fully Loaded Ratios

Years Ended December 31,	2017	2018	2019	2020	2021	2022	2023	2024
GI acquisition ratio			21.8%	20.4%	19.6%	19.3%	19.5%	19.4%
Validus Re and CRS impact			0.4	0.2	-	(0.1)	(0.3)	-
GI acquisition ratio excluding Validus Re and CRS impact			22.2%	20.6%	19.6%	19.2%	19.2%	19.4
Impact of global individual personal travel insurance and assistance business (Travel)								(0.6)
GI acquisition ratio excluding Validus Re, CRS and Travel impact								18.8%
GI GOE ratio			12.6%	12.9%	12.0%	11.8%	12.2%	12.6%
Validus Re and CRS impact			0.3	0.7	0.8	1.1	1.0	-
GI GOE ratio excluding Validus Re and CRS impact			12.9	13.6	12.8	12.9	13.2	12.6
Attributed Other Operations GOE			3.2	3.3	3.9	3.7	1.6	1.2
Fully loaded GOE			16.1%	16.9%	16.7%	16.6%	14.8%	13.8
Travel impact								(0.2)
Fully loaded GOE excluding Travel impact								13.6%
GI expense ratio	34.1%	35.7%	34.4%	33.3%	31.6%	31.1%	31.7%	32.0%
Validus Re and CRS impact	-	-	0.7	0.9	0.8	1.0	0.7	-
Attributed Other Operations GOE	3.4	2.8	3.2	3.3	3.9	3.7	1.6	1.2
Pro forma fully loaded expense ratio	37.5%	38.5%	38.3%	37.5%	36.3%	35.8%	34.0%	33.2
Travel impact								(0.8)
Pro forma fully loaded expense ratio excluding Travel impact								32.4 %
GI loss ratio	83.2%	75.7%	65.2%	71.0%	64.2%	60.8%	58.9%	59.8%
Validus Re and CRS impact	-	(0.6)	(0.6)	(0.9)	(1.4)	(1.1)	-	-
GI loss ratio excluding Validus Re and CRS impact	83.2%	75.1%	64.6%	70.1%	62.8%	59.7%	58.9%	59.8%
GI combined ratio	117.3%	111.4%	99.6%	104.3%	95.8%	91.9%	90.6%	91.8%
Validus Re and CRS impact	-	(0.6)	0.1	-	(0.6)	(0.1)	0.7	-
Attributed Other Operations GOE	3.4	2.8	3.2	3.3	3.9	3.7	1.6	1.2
Pro forma fully loaded combine ratio	120.7%	113.6%	102.9%	107.6%	99.1%	95.5%	92.9%	93.0%

137

Reconciliation of Underwriting Income (Loss)

Years Ended December 31, (in millions)	2018	2019	2020	2021	2022	2023
Underwriting income (loss) as reported	$ (3,137)	$ 89	$ (1,024)	$ 1,055	$ 2,048	$ 2,349
Validus Re and CRS impact	226	6	105	(7)	(242)	(411)
Underwriting income (loss) excluding Validus Re and CRS impact	$ (2,911)	$ 95	$ (919)	$ 1,048	$ 1,806	$ 1,938

Reconciliation of Global Commercial Net Premiums Written

Years Ended December 31, (in millions)	2018	2019	2020	2021	2022	2023
Net premiums written as reported	$ 14,941	$ 15,057	$ 15,509	$ 18,256	$ 18,776	$ 19,600
Validus Re and CRS impact	(177)	(1,973)	(2,429)	(3,299)	(3,612)	(3,803)
Net premiums written excluding Validus Re and CRS impact	$ 14,764	$ 13,084	$ 13,080	$ 14,957	$ 15,164	$ 15,797

Reconciliation of Catastrophe Losses (CATs)

Years Ended December 31, (in millions)	2018	2019
GI catastrophe losses and reinstatement premiums ratio	11%	5%
Validus Re and CRS impact	(1)	(1)
GI CATs and reinstatement premiums ratio excluding Validus Re and CRS impact	10%	4%

Years Ended December 31, (in millions)	2018	2019	2020	2021	2022	2023
GI catastrophe losses	$2,919	$1,257	$2,428	$1,357	$1,228	$1,067
Validus Re and CRS impact	(334)	(245)	(401)	(314)	(218)	(138)
COVID-19 losses	-	-	(869)	-	-	-
GI catastrophe losses excluding Validus Re and CRS impact and COVID-19 losses	$2,585	$1,012	$1,158	$1,043	$1,010	$ 929

138

Reconciliation of North America Commercial Net Premiums Written Years Ended December 31, (in millions) 2018 2019 2020 2021 2022 2023 Net premiums written as reported $ 7,598 $ 8,224 $ 8,635 $ 10,226 $ 10,899 $ 11,432 Validus Re and CRS impact (177) (1,912) (2,369) (3,213) (3,534) (3,708) Net premiums written excluding Validus Re and CRS impact $ 7,421 $ 6,312 $ 6,266 $ 7,013 $ 7,365 $ 7,724 Reconciliation of International Commercial Net Premiums Written Years Ended December 31, (in millions) 2019 2020 2021 2022 2023 Net premiums written as reported $ 6,833 $ 6,874 $ 8,030 $ 7,877 $ 8,168 Foreign exchange impact (386) (364) (678) (94) (17) Validus Re and CRS impact (61) (61) (86) (77) (95) Net premiums written excluding foreign exchange and Validus Re and CRS impact $ 6,386 $ 6,449 $ 7,266 $ 7,706 $ 8,056 Reconciliation of Global Personal Net Premiums Written Years Ended December 31, (in millions) 2020 2021 2022 2023 Net premiums written as reported $ 7,450 $ 7,634 $ 6,736 $ 7,119 Foreign exchange impact (1,151) (1,176) (439) (199) Net premiums written excluding foreign exchange $ 6,299 $ 6,458 $ 6,297 $ 6,920 139

Reconciliation of North America Accident Year Loss and Accident Year Combined Ratios

Years Ended December 31,	2019	2020	2021	2022	2023	2024
As Reported:						
Loss Ratio	79.0%	85.4%	79.4%	69.1%	61.8%	69.9%
Catastrophe losses and reinstatement premiums	(6.3)	(16.7)	(9.7)	(6.9)	(5.9)	(9.7)
Prior year development, net of reinsurance and prior year premiums	0.5	2.2	(3.0)	0.7	3.7	1.5
Accident year loss ratio, as adjusted	73.2	70.9	66.7	62.9	59.6	61.7
Expense ratio	25.1	24.6	24.3	23.8	25.0	23.4
Combined ratio	104.1	110.0	103.7	92.9	86.8	93.3
Accident year combined ratio, as adjusted	98.3	95.5	91.0	86.7	84.6	85.1
Validus Re and CRS Impact:						
Loss Ratio	1.0	1.7	1.6	0.3	1.0	-
Catastrophe losses and reinstatement premiums	1.7	-	(0.2)	(0.4)	(0.4)	-
Prior year development, net of reinsurance and prior year premiums	(1.2)	0.3	(2.0)	(0.9)	1.1	-
Accident year loss ratio, as adjusted	1.5	2.0	(0.6)	(1.0)	1.7	-
Expense ratio	-	0.2	(0.2)	(0.3)	(0.7)	-
Combined ratio	1.0	1.9	1.4	-	0.3	-
Accident year combined ratio, as adjusted	1.5	2.2	(0.8)	(1.3)	1.0	-
Attributed Other Operations GOE	3.2	3.3	3.9	3.7	1.6	1.2
Excluding Validus Re and CRS Impact with Attributed Other Operations GOE:						
Loss Ratio	80.0	87.1	81.0	69.4	62.8	69.9
Catastrophe losses and reinstatement premiums	(4.6)	(16.7)	(9.9)	(7.3)	(6.3)	(9.7)
Prior year development, net of reinsurance and prior year premiums	(0.7)	2.5	(5.0)	(0.2)	4.8	1.5
Accident year loss ratio, as adjusted	74.7	72.9	66.1	61.9	61.3	61.7
Expense ratio	28.3	28.1	28.0	27.2	25.9	24.6
Combined ratio	108.3	115.2	109.0	96.6	88.7	94.5
Accident year combined ratio, as adjusted	103.0	101.0	94.1	89.1	87.2	86.3

140

Reconciliation of International Commercial Accident Year Loss and Accident Year Combined Ratios

Years Ended December 31,	2019	2020	2021	2022	2023	2024
As Reported:						
Loss Ratio	63.0%	66.8%	61.6%	55.8%	58.3%	54.8%
Catastrophe losses and reinstatement premiums	(3.5)	(8.5)	(3.1)	(5.0)	(3.9)	(2.9)
Prior year development, net of reinsurance and prior year premiums	0.4	(1.8)	(3.0)	1.6	(1.8)	1.0
Accident year loss ratio, as adjusted	59.9	56.5	55.5	52.4	52.6	52.9
Expense ratio	34.6	33.6	31.2	29.4	29.1	30.1
Combined ratio	97.6	100.4	92.8	85.2	87.4	84.9
Accident year combined ratio, as adjusted	94.5	90.1	86.7	81.8	81.7	83.0
Validus Re and CRS Impact:						
Loss Ratio	-	0.1	0.2	0.1	-	-
Catastrophe losses and reinstatement premiums	0.2	0.1	0.2	0.1	0.1	-
Prior year development, net of reinsurance and prior year premiums	(0.2)	(0.1)	(0.2)	-	0.1	-
Accident year loss ratio, as adjusted	-	0.1	0.2	0.2	0.2	-
Expense ratio	(0.1)	-	0.1	(0.1)	-	-
Combined ratio	(0.1)	0.1	0.3	-	-	-
Accident year combined ratio, as adjusted	(0.1)	0.1	0.3	0.1	0.2	-
Attributed Other Operations GOE	3.2	3.3	3.9	3.7	1.6	1.2
Excluding Validus Re and CRS Impact with Attributed Other Operations GOE:						
Loss Ratio	63.0	66.9	61.8	55.9	58.3	54.8
Catastrophe losses and reinstatement premiums	(3.3)	(8.4)	(2.9)	(4.9)	(3.8)	(2.9)
Prior year development, net of reinsurance and prior year premiums	0.2	(1.9)	(3.2)	1.6	(1.7)	1.0
Accident year loss ratio, as adjusted	59.9	56.6	55.7	52.6	52.8	52.9
Expense ratio	37.7	36.9	35.2	33.0	30.7	31.3
Combined ratio	100.7	103.8	97.0	88.9	89.0	86.1
Accident year combined ratio, as adjusted	97.6	93.5	90.9	85.6	83.5	84.2

141

Reconciliation of Global Personal Accident Year Loss and Accident Year Combined Ratios Years Ended December 31, 2020 2021 2022 2023 2024 As Reported: Loss Ratio 59.6% 48.6% 54.0% 55.3% 54.1% Catastrophe losses and reinstatement premiums (5.0) (2.7) (2.3) (2.6) (2.0) Prior year development, net of reinsurance and prior year premiums (0.6) 8.4 3.8 1.8 1.6 Accident year loss ratio, as adjusted 54.0 54.3 55.5 54.5 53.7 Expense ratio 42.1 40.6 43.7 44.8 43.9 Combined ratio 101.7 89.2 97.7 100.1 98.0 Accident year combined ratio, as adjusted 96.1 94.9 99.2 99.3 97.6 Attributed Other Operations GOE 3.3 3.9 3.7 1.6 1.2 Including Attributed Other Operations GOE: Expense ratio 45.4 44.5 47.4 46.4 45.1 Combined ratio 105.0 93.1 101.4 101.7 99.2 Accident year combined ratio, as adjusted 99.4 98.8 102.9 100.9 98.8 142

Reconciliation of Adjusted Pre-tax and After-tax Income

Year Ended December 31, 2024 (in millions)	Pre-tax	Total Tax (Benefit) Charge	Non-controlling Interests(a)	After Tax
Pre-tax income/net income (loss), including noncontrolling interests	$ 3,870	$ 1,170	$ -	$ (926)
Noncontrolling interests(a)			(478)	(478)
Pre-tax income/net income (loss) attributable to AIG - including discontinued operations	$ 3,870	$ 1,170	$ (478)	$(1,404)
Dividends on preferred stock and preferred stock redemption premiums				22
Net income (loss) attributable to AIG common shareholders				(1,426)
Changes in uncertain tax positions and other tax adjustments		(239)	-	239
Deferred income tax valuation allowance releases		30	-	(30)
Changes in the fair values of equity securities, AIG's investment in Corebridge and gain on sale of shares	(586)	(123)	-	(463)
Loss on extinguishment of debt and preferred stock redemption premiums	14	3	-	26
Net investment income on Fortitude Re funds withheld assets	(144)	(30)	-	(114)
Net realized losses on Fortitude Re funds withheld assets	39	8	-	31
Net realized losses on Fortitude Re funds withheld embedded derivative	75	16	-	59
Net realized losses(b)	428	95	-	333
Loss from discontinued operations				3,626
Net gain on divestitures and other	(616)	(128)	-	(488)
Unfavorable prior year development and related amortization changes ceded under retroactive reinsurance agreements	105	22	-	83
Net loss reserve discount charge	226	47	-	179
Net results of businesses in run-off(c)	111	24	-	87
Integration and transaction costs associated with acquiring or divesting businesses	39	8	-	31
Restructuring and other costs(d)	745	156	-	589
Non-recurring costs related to regulatory or accounting changes	18	4	-	14
Noncontrolling interests(a)			478	478
Adjusted pre-tax income/Adjusted after-tax income attributable to AIG common shareholders	$ 4,324	$ 1,063	$ -	$ 3,254

(a) Noncontrolling interest primarily relates to Corebridge and is the portion of Corebridge earnings that AIG did not own. Corebridge is consolidated until June 9, 2024. The historical results of Corebridge owned by AIG are reflected in the Income (loss) from discontinued operations, net of income taxes.

(b) Includes all net realized gains and losses except earned income (periodic settlements and changes in settlement accruals) on derivative instruments used for nonqualifying (economic) hedging or for asset replication and net realized gains and losses on Fortitude Re funds withheld assets.

(c) In the fourth quarter of 2024, AIG realigned and began excluding the net results of run-off businesses previously reported in Other Operations from Adjusted pre-tax income. Historical results have been recast to reflect these changes.

(d) In the year ended December 31, 2024, Restructuring and other costs increased primarily as a result of employee-related costs, including severance, and real estate impairment charges.

143

Reconciliation of Return On Equity Year Ended December 31, 2024 (dollars in millions) Actual or Annualized net income (loss) attributable to AIG common shareholders (a) $ (1,426) Actual or Annualized adjusted after-tax income attributable to AIG common shareholders (b) $ 3,254 Average AIG common shareholders' equity (c) $ 44,051 Less: Average AIG's ownership interest in Corebridge 6,770 Less: Average investments AOCI - AIG (2,351) Less: Average deferred tax assets 3,998 Average AIG core operating shareholders' equity (d) $ 35,634 ROE (a÷c) (3.2)% Core operating ROE (b÷d) 9.1 % Reconciliation of Adjusted After-tax Income Years Ended December 31, 2019 2020 2021 2022 2023 2024 Income (loss) per common share attributable to AIG common shareholders (diluted) $3.74 $(6.88) $11.95 $12.94 $4.98 $(2.17) Adjustments to arrive at Adjusted after-tax income per common share 0.84 9.40 (6.25) (10.25) (0.56) 7.12 Adjusted after-tax income per common share attributable to AIG common shareholders (diluted) 4.58 2.52 5.70 2.69 4.42 4.95 Validus Re and CRS impact (0.09) - (0.13) (0.31) (0.56) - Corebridge impact (2.79) (2.05) (3.10) - - - AIG Operating EPS (excluding Validus Re & CRS and Corebridge) $1.70 $0.47 $2.47 $2.38 $3.86 $4.95 144

Reconciliation of New Premiums Written (NPW) Years Ended December 31, (in millions) 2020 2021 2022 2023 NPW as reported $ 22,959 $ 25,890 $ 25,512 $ 26,719 Validus Re and CRS impact (2,429) (3,299) (3,612) (3,803) NPW excluding Validus Re and CRS impact $ 20,530 $ 22,591 $ 21,900 $ 22,916 Reconciliation of Prior Year Development (PYD) Years Ended December 31, (in millions) 2018 2019 2020 2021 2022 2023 Favorable (unfavorable) PYD as reported $ (366) $ 294 $ 76 $ 201 $ 518 $ 391 Validus Re and CRS impact (63) (82) (34) (38) (81) 2 Favorable (unfavorable) PYD excluding Validus Re and CRS impact $ (429) $ 212 $ 42 $ 163 $ 437 $ 393 Reconciliation of General Insurance and Other Operations Net Investment Income Year Ended December 31, 2024 General Other (in millions) Insurance Operations Net investment income $ 3,215 $ 1,040 Other income (expense) - net (31) 15 Changes in the fair values of equity securities, AIG's investment in Corebridge and gain on sale of shares (73) (513) Net investment income on Fortitude Re funds withheld assets (44) (100) Net realized gains (7) (1) Net results of businesses in run-off - (17) Net investment income, APTI basis $ 3,060 $ 424 145